SCHEDULE 14C
Amendment One
Information Required in Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:
           /  /    Preliminary Information Statement
          /X/    Definitive Information Statement

Bridgetech Holdings International, Inc.
 (Name of Company As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Company)

Payment  of Filing Fee (Check the appropriate box):

          /X/ No fee required.

         / / Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.001 per share

          2) Aggregate number of securities to which transaction applies:

  97,937,044 shares of common stock, par value $0.001; 200,000 shares of Series A preferred stock

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

Bridgetech Holdings International, Inc.
2705 Garnet Avenue, Suite 2A
San Diego, California 92109
 (858) 847-9090
Email: sdlandow@gmail.com

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about April 22, 2015 to the stockholders of record, as of February 22, 2015 to shareholders of Bridgetech Holdings International, Inc., a Delaware corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of four stockholders (one including management and two in which management is the manager) holding a total of holding of over 61% of the issued and outstanding shares of common stock and the written consent of the one stockholder (in which management is the controlling person) holding a total of 100,000 shares of Series A 8% Cumulative Convertible Preferred Stock, each one share of preferred stock having the equivalent of 500 per share. Thus, combined with the 97,937,044 issued and outstanding shares of common stock and 500,000,000 voting rights of the preferred shares, there would be a total of 597,937,044, voting capital shares of which 561,003,141 have voted in favor of the actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders. Since the accompanying Information Statement is first being sent or given to security holders on or about April 22, 2015 to the corporate action described therein may be effective on or after May 12, 2015.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1) to effectuate a 500:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock  and Preferred Stock  (the “Reverse Stock Split”); and

(2) change the name to Global Seafood Holdings Corporation ("Global Seafood").

Both the Reverse Stock Split and the Change of Name described in the accompanying Information Statement, effective as of the filing of amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by the Delaware General Corporation Law of the  taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,
Scott Landow
Chief Executive Officer
April 22, 2015

The elimination of the need for a meeting of stockholders to approve this action is made possible by Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the development of the business of the Company that would affect our earnings and financial position.

•	Considerable financial uncertainties that could impact the profitability of our business.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

Bridgetech Holdings International, Inc.
2705 Garnet Avenue, Suite 2A
San Diego, California 92109
 (858) 847-9090
Email: sdlandow@gmail.com

This Information Statement is being furnished by Bridgetech Holdings International, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated February 22, 2015, the holders of a majority of the voting power approved a resolution to effectuate a 500:1 Reverse Stock Split and a name change to Global Seafood Holdings Corporation.  Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock and each 500 shares of our Preferred Stock will be automatically converted into 1 share of Preferred Stock.  We are first sending or giving this Information Statement on or about April 22, 2015 to our stockholders of record as of the close of business on February 22, 2015 (the “Record Date”). Our principal executive offices are located at 2705 Garnet Avenue, Suite 2A San Diego, California 92109 and our main telephone number is (858) 847-9090.

BOARD AND SHAREHOLDER APPROVAL OF THE REVERSE STOCK SPLIT AND NAME CHANGE

On February 22, 2015, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 500:1 Reverse Stock Split (“Reverse Stock Split”).  Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock and each 500 shares of our Preferred Stock will be automatically converted into 1 share of Preferred Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.  In addition, the Company will round up any holdings that, as a result of the Reverse Stock Split, fall below 100 shares, to the total of 100 shares. The effective date of the Reverse Stock Split will be on or after May 12, 2015. In addition, as discussed below, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a name change to Global Seafood Holdings Corporation.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES OR ROUNDING UP SUB-ONE HUNDRED LOTS TO ONE HUNDRED.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL NOT BE REDUCED WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED 500-FOLD.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 97,937,044 shares of Common Stock as of the date of the written consent (February 22, 2015) and as of the date of this Information Statement to approximately 195,875 shares of Common Stock, $0.001 par value (depending on the number of fractional shares that are issued and number of shares issued to round up to 100 shares) and the number of Series A 8% Cumulative Convertible Preferred Stock will be reduced from 100,000 shares of  Series A 8% Cumulative Convertible Preferred Stock as of the date of the written consent (February 22, 2015) and as of the date of this Information Statement to 200 shares of Series A 8% Cumulative Convertible Preferred Stock, $0.002 par value.

The number of authorized, issued and outstanding, and available shares of common and preferred shares are disclosed in the tables below:

	Authorized Shares of Common Stock	Number of Issued and Outstanding Shares of Common Stock	Number of Shares of Common Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of April 21, 2015)	100,000,000 shares of Common Stock	97,937,044 shares of Common Stock	2,062,956 shares of Common Stock
Post-Reverse Stock Split	100,000,000 shares of Common Stock	195,875(1) shares of Common Stock	99,804,125(1) shares of Common Stock
(1)	Depending on the number of fractional shares that are issued and number of shares issued to round up to 100 shares.

	Authorized Shares of Preferred Stock	Number of Issued and Outstanding Shares of Preferred Stock	Number of Shares of Preferred Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of April 21, 2015)	10,000,000 shares of Preferred Stock	100,000 shares of Series A 8% Cumulative Convertible Preferred Stock	9,900,000 shares of Preferred Stock
Post-Reverse Stock Split	10,000,000 shares of Preferred Stock	200 shares of Series A 8% Cumulative Convertible Preferred Stock	9,999,800 shares of Preferred Stock

Two Million (post-split) (2,000,000) shares of our common stock (to be reflected on an amended Merger Agreement to be filed upon closing) will be issued in exchange for all the shares of common stock of John Keeler & Co., Inc. Apart from this issuance, there are no plans, arrangements, understandings, etc. for the newly authorized but unissued shares that will become available following our 1-for-500 reverse stock split.

On February 18, 2015, the Company executed an agreement with John Keeler & Co., Inc. and our Company (the "Merger Agreement"), whereby pursuant to the terms and conditions of that Merger Agreement, shareholders of John Keeler & Co., Inc. would acquire Two Million (post-split) (2,000,000) shares of our common stock (to be reflected on an amended Merger Agreement to be filed upon closing )) in exchange for all the shares of common stock of John Keeler & Co., Inc., such that whereby John Keeler & Co., Inc. would become a wholly owned subsidiary of the Company.  The shares, when issued, shall bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act of 1933.  No assurances can be provided as to the closing of the transaction or as to the Closing Date.

The Merger Agreement was filed as Exhibit 2.1 on the Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 20, 2015.

Pursuant to Section 7.2 of the Agreement and Plan of Merger and Reorganization with John Keeler & Co., Inc. (“Agreement and Plan of Merger and Reorganization “) requires a 500 for 1 reverse split of the common and preferred stock of the Company and a name change of the Company. In addition, we are focusing our merger/acquisition activities on potential business opportunities with established business entities for the merger of a target business with our company.  This action will satisfy these conditions in additional to providing for additional shares of common stock to use for future acquisitions. The name change reflects the new line of business in which the Company will be engaged post-merger.

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $0.01 per share. Assume that the company declares a 1 for 5 reverse stock split.

After the reverse split, that company will have 1/20 as many shares outstanding or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $0.01 per share, he will own 2,000 shares at $0.05 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities as well as satisfy the requirements of the Agreement and Plan of Merger and Reorganization. At this time, the Company common stock is not trading on any market. However, if and when the common stock is trading, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share or less than 100 shares. All stockholders holding a fractional share shall be issued an additional share to round up their holdings and all stockholders holding less than 100 shares after the Reverse Stock Split will be rounded up to 100 shares. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 97,937,044 shares of Common Stock as of February 22, 2015 to approximately 195,875 shares of Common Stock, $0.001 par value (depending on the number of fractional shares that are issued and number of shares issued to round up to 100 shares) and the number of Series A 8% Cumulative Convertible Preferred Stock will be reduced from 100,000 shares of  Series A 8% Cumulative Convertible Preferred Stock as of February 22, 2015 to 200 shares of Series A 8% Cumulative Convertible Preferred Stock, $0.002 par value . The Reverse Stock Split will affect the shares of common stock outstanding. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding. This will be adjusted upon the issuance of shares related to the Agreement and Plan of Merger and Reorganization. No shares of common stock have been issued since February 22, 2015.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 500). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock (presuming our common stock is subsequently listed), there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the potential market price of our Common Stock decline (presuming our common stock is subsequently listed), the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock (presuming our common stock is subsequently listed), could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above except for satisfaction of a closing condition of the Agreement and Plan of Merger and Reorganization.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:
  The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every500 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

  Stockholders of record of the Common Stock as of February 22, 2015 shall have their total shares reduced on the basis of onepost-split share of Common Stock for every 500 pre-split shares outstanding. Stockholders of record of the Preferred Stock as of February 22, 2015 shall have their total shares reduced on the basis of one post-split share of Preferred Stock for every 500 pre-split shares outstanding. No shares of common stock have been issued since February 22, 2015.
  As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 97,937,044 shall be consolidated to a total of approximately 195,875 issued and outstanding shares (depending on the number of fractional shares that are be issued and lots rounded up to 100). As a result of the reduction of the Preferred Stock, the pre-split total of issued and outstanding shares of 100,000 shall be consolidated to a total of 200 issued and outstanding shares
The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences, except that the Series A Cumulative Convertible Preferred Stock has super majority voting rights of 500 voters per share. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.  See below for a discussion on the federal Income Tax consequences of the Reverse Split.

THE ACTION BY WRITTEN CONSENT

On February 22, 2015, Board of Directors and the holders of a majority of the voting power approved the following:

(1) to effectuate a 500:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common and Preferred Stock (the “Reverse Stock Split”); and

(2) change the name to Global Seafood Holdings Corporation.

The holders of a majority of the votes of the Company’s outstanding voting securities are comprised of four stockholders (one including management and two in which management is the manager) holding a total of holding of over 61% of the issued and outstanding shares of common stock and the written consent of the one stockholder (in which management is the controlling person) holding a total of 100,000 shares of Series A 8% Cumulative Convertible Preferred Stock, each one share of preferred stock having the equivalent of 500 votes per share. Thus, combined with the 97,937,044 issued and outstanding shares of common stock and 500,000,000 voting rights of the preferred shares, there would be a total of 597,937,044, voting capital shares of which 561,003,141 have voted in favor of the actions.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. The Delaware General Corporation Law and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the increase in the authorized shares of common stock.

Notice Pursuant to the Delaware General Corporation Law

Pursuant to the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Delaware General Corporation Law.

Dissenters’ Rights of Appraisal

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

As used herein,  “we”, “us”, “our”, “Bridgetech”, “Bridgetech Holdings” “Company” or “our company” refers to Bridgetech Holdings International, Inc. and all of its subsidiaries  unless the context requires otherwise

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements regarding management’s plans and objectives for future operations including plans and objectives relating to our planned marketing efforts and future economic performance. The forward-looking statements and associated risks set forth in the information statement include or relate to, among other things, acceptance of our proposed services and the products we expect to market, our ability to establish a customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry. These statements may be found under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Description of Business,” as well as in the information statement generally. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors”. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in the information statement will in fact occur.

The forward-looking statements herein are based on current expectations that involve a number of risks and uncertainties. Such forward-looking statements are based on assumptions described herein. The assumptions are based on judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Accordingly, although we believe that the assumptions underlying the forward-looking statements are reasonable, any such assumption could prove to be inaccurate and therefore there can be no assurance that the results contemplated in forward-looking statements will be realized. In addition, as disclosed elsewhere in the “Risk Factors” section of the information statement, there are a number of other risks inherent in our business and operations which could cause our operating results to vary markedly and adversely from prior results or the results contemplated by the forward-looking statements. Management decisions, including budgeting, are subjective in many respects and periodic revisions must be made to reflect actual conditions and business developments, the impact of which may cause us to alter marketing, capital investment and other expenditures, which may also materially adversely affect our results of operations. In light of significant uncertainties inherent in the forward-looking information included in the information statement, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Any statement in the information statement that is not a statement of an historical fact constitutes a “forward-looking statement”. Further, when we use the words “may”, “expect”, “anticipate”, “plan”, “believe”, “seek”, “estimate”, “internal”, and similar words, we intend to identify statements and expressions that may be forward- looking statements. We believe it is important to communicate certain of our expectations to our investors. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions that could cause our future results to differ materially from those expressed in any forward-looking statements. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements. Important factors that may cause our actual results to differ from such forward-looking statements include, but are not limited to, the risks outlined under “Risk Factors” herein. The reader is cautioned that our company does not have a policy of updating or revising forward-looking statements and thus the reader should not assume that silence by management of our company over time means that actual events are bearing out as estimated in such forward-looking statements.

Overview

Our company, Bridgetech Holdings International, Inc., was a company focused primarily on the business of facilitating the transfer of medical drugs, devices and diagnostics from the United States to China and other international locations. We are no longer in this business.

Other than as set out in this annual report, we have not been involved in any bankruptcy, receivership or similar proceedings, nor have we been a party to any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of our business.

Corporate History

The entity that is the original predecessor of the Company was originally incorporated in Delaware on June 4, 1991. From 1991 through 2002, this predecessor, which was originally named “Huggie Heart, Inc.,” engaged in several different businesses, a merger and several similar corporate transactions, and changed its name several times. In November 2002, this entity acquired Parentech, Inc., a Delaware corporation, and changed its name to “Parentech, Inc.”

From its acquisition of Parentech, Inc. until the end of 2004, the Company’s primary business was designing, developing and marketing products intended to enhance the well-being of infants.  This business, however, generated only minimal revenues and could not support the Company’s ongoing operations. By the end of 2004, the Company had begun to wind down its operations.

On January 10, 2005, Herbert Wong and Scott Landow formed Bridgetech Holdings International, Inc. under the laws of the State of Florida (“Old Bridgetech”). Old Bridgetech, which was privately-held, was formed to facilitate the transfer of medical drugs, devices and diagnostics from the United States to China and other international locations.

In February 2005, the Company entered into a transaction with Old Bridgetech whereby the Company issued shares of common stock to the shareholders of Old Bridgetech in exchange for all of the outstanding stock of Old Bridgetech. In connection with this transaction, the Company changed its name to “Bridgetech Holdings International, Inc.”

We are not actively developing this business and have ceased operations of all other businesses conducted by Parentech, Inc. prior to the transaction with Old Bridgetech.

As of January 1, 2009, the Company ceased operations of its medical imaging business and has discontinued operations of all of the Company’s activity including of Retail Pilot, Inc., MedLink International, Inc. and Clarity Imaging International, Inc.

On August 1, 2014, we formed Global Seafood AC Corporation.

Global Seafood AC Corporation

Global Seafood A.C. was established as a wholly owned subsidiary to develop and pursue a strategy to participate in the International Seafood Industry, taking advantage of the current consolidation going on in the overall food industry.    The company will look to enter the industry through the acquisition of a recognized industry player that brings with it, the ‘industry infrastructure’ to establish an immediate presence in the market.  There is no guarantee that the financing to accomplish this can be assembled.

Historically, we were able to raise a limited amount of capital through private placements of our equity stock, but we are uncertain about our continued ability to raise funds privately.

During the year ended December 31, 2014, our management has been analyzing the various alternatives available to our company to ensure our survival and to preserve our shareholder's investment in our common shares. This analysis has included sourcing additional forms of financing to continue our business as is, or mergers and/or acquisitions. At this stage in our operations, we believe either course is acceptable, as our operations have not been profitable and our future prospects for our business are not good without further financing.

We are focusing our preliminary merger/acquisition activities on potential business opportunities with established business entities for the merger of a target business with our company. In certain instances, a target business may wish to become a subsidiary of our company or may wish to contribute assets to our company rather than merge. We anticipate that any new acquisition or business opportunities by our company will require additional financing. There can be no assurance, however, that we will be able to acquire the financing necessary to enable us to pursue our plan of operation. If our company requires additional financing and we are unable to acquire such funds, our business may fail.

In implementing a structure for a particular business acquisition or opportunity, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. We may also acquire stock or assets of an existing business. Upon the consummation of a transaction, it is likely that our present management will no longer be in control of our company and our existing business will close down. In addition, it is likely that our officers and directors will, as part of the terms of the acquisition transaction, resign and be replaced by one or more new officers and directors.

We anticipate that the selection of a business opportunity in which to participate will be complex and without certainty of success. Management believes that there are numerous firms in various industries seeking the perceived benefits of being a publicly registered corporation. Business opportunities may be available in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

We may seek a business opportunity with entities whom have recently commenced operations, or entities who wish to utilize the public marketplace in order to raise additional capital in order to expand business development activities, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

At this stage, we can provide no assurance that we will be able to locate compatible business opportunities, what additional financing we will require to complete a combination or merger with another business opportunity or whether the opportunity's operations will be profitable.

If we are unable to secure adequate capital to continue our business or alternatively, complete a merger or acquisition, our shareholders will lose some or all of their investment and our business will likely fail.

Other than as set out herein, we have not entered into any formal written agreements for a business combination or opportunity. If any such agreement is reached, we intend to disclose such an agreement by filing a current report on Form 8-K with the Securities and Exchange Commission.

On July 6, 2011, our Company and all of our U.S. subsidiaries (the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of California (the “Bankruptcy Court”), which are being jointly administered under Case # 11-11264-PB11.   Management's decision to initiate the Bankruptcy Filing was in response to, among other things, our company’s deteriorating liquidity and management's conclusion that the challenges of successfully implementing additional financing initiatives and of obtaining necessary cost concessions from our company’s debtors, was negatively impacting our Company’s ability to implement any turnaround strategy. Pre-petition liabilities that were subject to compromise were reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts classified at December 31, 2011 as “Liabilities subject to compromise” were subject to adjustments depending on bankruptcy court actions, developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

 As a result of the Court dismissing the bankruptcy proceeding on June 5, 2012, these liabilities are now reported based on the nature of the liability.

On February 18, 2015, we executed an agreement with John Keeler & Co., Inc. and our company (the "Merger Agreement"), whereby pursuant to the terms and conditions of that Merger Agreement, shareholders of John Keeler & Co., Inc. would acquire Two Million (post-split) (2,000,000) shares of our common stock (to be reflected on an amended Merger Agreement to be filed upon closing )  in exchange for all the shares of common stock of John Keeler & Co., Inc., such that whereby John Keeler & Co., Inc. would become a wholly owned subsidiary of the Company.  The shares, when issued, shall bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act of 1933. No assurances can be provided as to the closing of the transaction or as to the Closing Date. The closing of the transactions in the Merger Agreement is contingent upon satisfaction of closing conditions listed in the Merger Agreement.

JOHN KEELER & CO., INC.

We have not yet entered into any binding or enforceable agreement with respect to the proposed transactions described below. Accordingly, there is no assurance that the transactions described below will occur, or that the anticipated terms of the Merger Agreement described in this Information Statement will not change materially prior to any consummation thereof.

Please read this Information Statement carefully. It describes the terms of the Merger Agreement, as proposed, and contains certain biographical and other information concerning our executive officers and directors after closing of the proposed Merger Agreement. The terms of the Merger Agreement and related matters described above and elsewhere in this Information Statement are merely a summary of the currently anticipated terms thereof and are subject to change. In the event that we execute and close the Merger Agreement, we expect to file a Current Report on Form 8-K disclosing the definitive terms of Merger Agreement. The description of the transactions contemplated by the Merger Agreement as proposed and related matters described above and elsewhere in this Information Statement are qualified in their entirety by the descriptions thereof set forth in any such Current Report on Form 8-K. All Company filings and exhibits thereto may be inspected without charge at the public reference section of the SEC at 100 F Street, N.E., Washington, DC 20549 or obtained on the SEC’s website at www.sec.gov.

All descriptions of the proposed transactions of the Merger Agreement, anticipated terms, anticipated consequences and anticipated related events and transactions set forth in this Information Statement are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve substantial known and unknown risks, uncertainties and other factors which may cause the proposed transactions of the Merger Agreement not to be consummated or may cause the actual terms and consequences of the Merger Agreement and related events and transactions to be materially different from those anticipated in the descriptions in this Information Statement, including such risks as (i) the parties are unable to reach mutually agreeable business and legal terms for the Merger Agreement, (ii) we are unable to perform our closing obligations with respect to the proposed Merger Agreement, or (iii) changes in market conditions.

You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

On February 20, 2015, we executed an agreement with John Keeler & Co., Inc. and our company (the "Merger Agreement"), whereby pursuant to the terms and conditions of that Merger Agreement, shareholders of John Keeler & Co., Inc. would acquire Two Million (post-split) (2,000,000) shares of our common stock (to be reflected on an amended Merger Agreement to be filed upon closing ) in exchange for all the shares of common stock of John Keeler & Co., Inc., such that whereby John Keeler & Co., Inc. would become a wholly owned subsidiary of the Company.  The shares, when issued, shall bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act of 1933. No assurances can be provided as to the closing of the transaction or as to the Closing Date.

The closing of the transactions in the Merger Agreement is contingent upon satisfaction of closing conditions listed in the Merger Agreement, a form of which is attached hereto Exhibit 2.1 to the Current Report on Form 8-K, filed on February 20, 2015.

The issuance of the securities above will be effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

The terms "we", "us", "our", "our company" the “Company”   “Blue Star” or John Keeler” used in the description of John Keeler & Co., Inc. below refers specifically to John Keeler & Co., Inc., a Florida corporation and its subsidiaries.

BUSINESS.

The discussion below includes the current status of John Keeler & Co., Inc. and the prospective strategy of the combined entities, provided the prospective merger is closed.

Located in Miami, Florida, John Keeler & Co., Inc. (the “Company”) d/b/a Blue Star Foods has been in business for approximately twenty years. The Company was formed under the laws of the State of Florida on May 15, 1995.  The primary focus of the Company and current source of revenue is importing blue and red swimming crab meat primarily from Indonesia, Philippines and China and distributing it in the United States of America, Canada and Europe under several brand names such as Blue Star, Seassentials, Oceanica, Pacifika and Harbor Banks. Specialty Crab is part of a US$600 million market niche growing an estimated 20% a year (Company estimates).

The Company’s products are currently sold in The United States, Mexico, Canada, Central America, The Caribbean, EU, UAE, Singapore and Hong Kong.  Crab meat is processed in 12 plants throughout Southeast Asia, directly and indirectly employing several thousand.  Average annual production for the past several years has grown to over four million pounds of premium quality crab meat, with capacity for another three million pounds.  The Company’s facilities and co-packers are FDA approved and receive third party inspection at their plants every year, ensuring that the safety and quality of our product.  More important and of significant consideration is that John Keeler & Co. has taken great efforts to become BRC, (British Retail Council), Certified.  There is no other Blue Crab meat importer in the US with this status.

The Company imports packaged meat from the blue swimming crabs (a large crab, bright blue in color with white spots delivering a full bodied flavor) and red swimming crabs (white in color with a mild sweet flavor).  Typically, products are pasteurized to have a shelf life of fourteen to eighteen months. Crabs can be caught almost all year long, but do have seasonality.  The Company’s supply chain is country diverse which limits the effect of this seasonality.  The Company distributes its crab meat in different grades:

Imperial (or Colossal) and Jumbo Lump

Imperial and Jumbo Lump are prized for their impressive size, bright white color and exquisite taste. Imperial and Jumbo lump consist of the two large muscles connected to the swimming fins of the crab; colossal simply comes from larger crabs than jumbo lump. Colossal and jumbo lump should never be broken up for a recipe; they are best used in upscale cocktail presentations or in sautés, where the size of the lumps can really shine.

Super Lump

Perfect for making dishes where crab is the star. Super lump crab meat’s sweet flavor and large pieces give any crab dish a dash of panache. Super lump is a combination of broken jumbo lumps and whole body meat extracted from the shell. The grade allows for even distribution of crab meat throughout the recipe, with large enough pieces of meat to shine through the rest of the ingredients. Super lump crab meat is used in crab cakes, as a pasta topping, scampi or a ceviche.

Backfin

Backfin is a blend of broken pieces of jumbo lump and special grade crab meat. It is perfect for use in crab cakes, dips, salads, and casseroles.

Special

Often considered the most versatile grade for the widest range of recipes, Special crab meat consists of the smaller pieces of white meat from the body of the crab, perfect for crab cakes, salads, quesadillas, wraps, soups, and crab balls.

Claw Meat

Picked from the swimming fins of the crab, claw meat is a brown meat with a stronger flavor profile, making claw meat ideal for dishes with heavy sauces or in dips and soups.

The Seafood Industry: Background and the important role of Vertical Integration.

The Seafood Industry is Diverse and Fragmented with an estimated 154 Million tons production in 2010 projected to grow to 194.8 Million tons by 2022 globally.  [FAO 2014. The State of World Fisheries and Aquaculture 2014.]
Historically, companies have specialized in a single seafood species segments within the value chain.  The Industry is broken down into three main segments with a fourth rapidly emerging:

•	Harvesting
•	Commercial Fishing
•	Aquaculture Production (Farming vs. Wild Catch)
•	Processing
•	Primary – cleaning; sorting; freezing; filleting and packaging
•	Secondary – creation of processed products for ready meals or meal components
•	Distribution
•	Wholesale – U.S. Foods/Sysco Distributors
•	Retail – Supermarkets; Specialty Seafood Stores
•	In-Trade – Hotels; Restaurants & Institutional
•	Emerging Fourth Segment - Fish Feed – as Aquaculture continues to grow, the Fish Feed sub-category is expected to produce annual growth of 11.7%. [OECD and FAO Secretariats.]

The Vision for the Company

During a Consolidation market, (which began in the Seafood Industry several years ago and continues to get stronger; the size of the potential buyers group does shrink, but the supply of inventory at the Small and Medium size business categories for sale actually grows, creating a very inefficient ‘Buyer’s Market’.  Management’s vision is utilize the Company’s status as a public entity to attract those smaller and medium entities, who are coming to grips with their rapidly diminishing ability to compete in light of the  current Seafood Industry consolidation, necessitating pursuit of some kind of alliance or merger opportunity just to survive.  Effecting this model, Global Seafood anticipates becoming one of the limited number of remaining ‘buyers’ among the growing number of motivated sellers in the small-middle tier operators.

The first step to effect this strategy was to identify and join interests with the strongest available Regional player, (one with approximately $50+ million/annual revenues), who already has brand recognition, strong distribution relationships and a seasoned management that recognizes organic growth will no longer be effective and the best path is now acquisition. Management believes that John Keeler & Co. is the ideal partner to move forward with.

[FAO Seafood Outlook 2011.]

Acquisition Model Objectives and Exit Strategy

In an Industry Consolidation market; the size of the potential buyers group does shrink, but the supply of inventory at the Small and Medium size business categories for sale actually grows, creating a very inefficient ‘Buyer’s Market’.

This occurs because of three irreversible changes that take effect as a result of Consolidation:

Size:  Initially, a few Key Large target companies will be purchased at a substantial premium in order to create size quickly.  The New combined entity will continue to make acquisitions but the target size requirement will get larger as smaller ‘bites’ can no longer have any significant effect on economies of scale; revenues and profits.  Immediately after the initial purchases, it stops being fensible for the new Large Companies to pursue Small and Middle market acquisition opportunities.   They cannot justify the allocation of the resources for acquisitions that will not have a discernable effect on revenues and their bottom line.

Margins:  Since Consolidation is often the result of markets maturing experiencing fewer growth opportunities, additional profits are now pursued by taking advantage of economies of scale by expanding a company’s footprint:

•	By acquiring competitors, (effectively reducing supply choices for their customers), they minimize discounting; stabilize the market; and can slowly begin to increase prices.
•
As the major sources continue to grow in size, so does their purchasing power, putting pressure on component suppliers to reduce their prices, lured by the attraction of higher volumes or simply staying viable.

Dynamics:  To achieve the expected cost savings and economies of scale, the new combined entity will eliminate infrastructure duplications.  This can be accomplished by reducing the number of resources they purchase from, per category; which will enable a reduction in the buying staff and their support system.  To stay viable, suppliers will be expected to grow in both size and vertical integration.  Those suppliers that survive the cuts, will be expected to handle larger volumes; additional categories; covering more territories; at lower price points.  (Example: four resources for product X might require oversight by a staff of eight, but encouraging one source to grow in capacity and selection could reduce that staff number to four.)

Ability to be Active on the Buy and Sell sides of the Market:  Keeping the acquisition window limited to the Small and Medium size target companies gives Global Seafood the unique flexibility to be a Strategic Buyer and Seller… at the same time.

With each additional acquisition, the Company grows closer to the size of a Top Tier.  At some level of revenues, the Company becomes an attractive target.  Having grown without getting saddled with expensive long term debt, the Company will be easier to finance for a buyer.  If purchase premiums rise to a high enough level, selling becomes a very positive exit strategy.

Buy Low/Sell High, but always be in the Market:  In almost every market, opportunity moves from the Buy side to the Sell side and back again.   By positioning Global Seafood as one of the only remaining ‘Ready Buyers’ to vulnerable and displaced Small and Medium size entities, the Company will maintain its ‘Buy Low’ strategy. At the same time, each acquisition dramatically increases revenues, gradually attracting the attention of the remaining large entities. At some level, the Company will move from ‘acquirer’ to ‘potential target’, potentially attracting bidding wars and premium offers that the few available targets in the size range enjoy.

On the Buy Side:  Under normal circumstances, to gain control of a target, acquirers must pay its shareholders a premium over the current market value. Although premiums can vary widely, the average ones for corporate control have been fairly stable: almost 30 percent of the pre-offer price of the target’s equity. For targets pursued by multiple acquirers, the premium rises dramatically, creating the so-called winner’s curse. If several companies evaluate a given target and all identify roughly the same potential synergies, the pursuer that overestimates them most will offer the highest price. Since it is based on an overestimation of the value to be created, the winner pays too much—and is ultimately a loser.

Instead of competing for the largest acquisition targets attracting premium prices, Global Seafood will focus its purchases among the remaining entities that are now too small to be of interest to the largest buyers and no longer viable as a stand-alone entity competing in the overall market.

•
These are the historically solid businesses that in all likelihood not able to continue to complete and survive with what is left in the marketplace.  With owners in their 60’s and 70’s with either no family members wanting to, or capable of, taking over the business, they now discover there are few buyers looking to cash out their lifetime of work.

•
The challenge for smaller companies is that retailers only want to stock a certain number of brands on their shelves.  Access to retail shelf space and management succession issues are all making it more difficult for small independent companies to complete with the bigger players.

•
With few if any alternatives, these pieces will sell at discounts to historical values before the consolidation began and be very flexible with regards to terms and accepting the majority of the price in paper.

Management believes that acquisitions made in the small to medium size of a category can be completed at smaller premiums.  Private companies get valued substantially lower because there is no public market where, which adds value because of the liquidity factor.  Private acquisitions often stem from the seller’s motivation to get out rather than the buyer’s desire for a purchase.

Increase the Company’s Market Value:

Growth by rolling up middle tier companies, enables the acquisition company to consistently deliver increased EBITDA, even if growth slows in the overall market.

Vertical Integration: Moving forward, a successful roll-up strategy in the seafood industry must include vertical integration as a core element to effectively drive revenues and profits.  Building a business that incorporates ownership and control from harvesting to processing and distribution can enable the Company to:

•	Achieve operational synergies, cost reductions and higher margins
•	Maintain quality control as traceability of the end product has become a major emphasis for food safety
•	Establish faster distribution to customers and have the built in ability to adapt quickly to the changing demands of customers

Improve the acquired company’s performance:   Improving the performance of the target company is one of the most common value-creating acquisition strategies. Put simply, you buy a company and radically reduce costs to improve margins and cash flows. In some cases, the acquirer may also take steps to accelerate revenue growth.

Size:  The increase in size will also enable the Company to meet the expectations of the top customers who are looking for vendors who can deliver product in larger enough volumes to accommodate their growth and market coverage.

Margins:  The aim of these deals is to take advantage of greater size, bring on more sophisticated management and reduce costs.  Additional profits are now achieved by taking advantage of economies of scale from expanding a company’s footprint.     Larger companies have stronger negotiating clout; (example: more buying power to purchase goods in bulk).  Fewer vendor choices can reduce discounting; stabilize margins and create the opportunity to and increase pricing.

Dynamics:  To achieve the expected cost savings and economies of scale, the new combined entity will eliminate infrastructure duplications.

Ability to be more aggressive with key acquisition targets by minimizing overall debt:  The best way to create value from an acquisition is to buy cheap—in other words, at a price below a company’s intrinsic value.  Such opportunities can be brief moments when markets, for example, sometimes overreact to negative news, such as a unavoidable worldwide event, (weather, nature, political change) or the failure of a single product in a portfolio with many strong ones.

Successfully implementing an acquisition model heavily weighted towards equity vs. cash, the Company can make superior offers to a potential acquisition because they are not reliant on finding additional capital for a higher offer.

Less debt than competing companies of similar size, not only delivers stronger earnings with less constraints due to a heavy debt load.  It also keeps ‘dry powder’ available when time is limited and flexibility is needed to take advantage of market dynamics, which may cause a short term drop in the cost of raw materials or speed up a sense of urgency to a potential target due to cash flow issues.

Accelerate market access for the new and existing companies’ products; often relatively small companies with innovative products have difficulty reaching the entire potential market for their products.  By adding access to the existing customer base of the core company itself, new products can reach cost effective production levels and profitability sooner.

Trademarks and Patents; John Keeler & Co., Inc. hold multiple process patents for pasteurizing crab meat in retort pouches.  These processes have not only allowed the Company to differentiate itself in the market place, but has also allowed the Company to cut back on carbon emissions and waste due to the size and type of packaging that is standard in the Industry.  These patents are held in the US, EU, Great Britain and all of the countries that their goods are produced.

The Company has also trademarked all of its brands, as well as its Trade name Blue Star Foods.  In addition its brands and trade name, the Company has also trademarked the phrase “America's Favorite Crabmeat”.

Competition

In general, the aquaculture industry is intensely competitive and highly fragmented. The aquaculture industry is further open to competition from local and overseas operators engaged in aquaculture and from other captured fish producers. The Company competes with various companies, many of which are developing or can be expected to develop products similar to the Company products.

Many of our competitors are more established than the Company, and have significantly greater financial, technical, marketing and other resources than we presently possess. Some of the Company’s competitors have greater name recognition and a larger customer base. Competitors include, but are not limited to, Chicken of the Sea Frozen Foods, Phillips Foods, Inc., Harbor Seafood, Bonamar Seafood or Twin Tails. These competitors may be able to respond more quickly to new or changing opportunities and customer requirements, and may be able to undertake more extensive promotional activities, offer more attractive terms to customers, and adopt more aggressive pricing policies. Consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination.

Management

John Keeler – Chairman/Industry Specialist

In 1995, Mr. Keeler started this seafood import company that has grown to become a competitive marketer of Imported Blue Swimming Crabmeat in the United States.  He has successfully built sales over the past 20 years to $49 million annually through 2014, without ever pursuing outside investment capital.  Mr. Keeler is recognized as a leader and innovator in the seafood industry, including overseeing operating facilities in the Philippines and Indonesia with production potential of close to 10 million lbs. annually.

Christopher H. Constable – Chief Financial Officer

Since 2003, Mr. Constable has directed all areas of finance, accounting and corporate level general administration for a multinational consumer seafood manufacturer and importer.   During his tenure, he has formalized and structured both the accounting and finance departments as well as structuring the teams coordinating affiliate companies in Asia.  Mr. Constable has also directed all of the tax, legal and accounting strategies for these related entities.  Additionally, he engaged and restructured the banking relationships for the Company to ensure consistent and adequate cash to fund operations in an industry that traditionally has long cash cycles. Prior to his current executive role, he spent 14 years in commercial banking specializing in deal structure and loan workouts.

Government Regulation

The Company complies with various national, state and local environmental protection laws and regulations, as well as certifications and inspections relating to the quality control of our production and the environmental and social impact of our operations. In addition to statutory and regulatory compliance, we actively ensure the environmental sustainability of our operations. Our costs of compliance with applicable environmental laws are minimal. Such failure has not occurred in the past, and we generally do not anticipate that it may occur in the future, although no assurance can be given in this regard.

HACCP Standards

Our facilities are certified in accordance with the Hazard Analysis Critical Control Points, or HACCP, standards for exporting aquatic products to the United States. The HACCP standards are developed by the FDA pursuant to the FDA’s HACCP regulation, Title 21, Code of Federal Regulations, part 123, and are used by the FDA to help ensure food safety and control sanitary standards.

These standards focus on monitoring the quality of production and sanitation measures in processing plants for food products, and also take into account the environmental and social impact of the operations of the certified company. Compliance with the HACCP procedures is mandatory, and the successful implementation of these procedures depends on the design and performance of facilities and equipment, and excellent quality control and hygiene practices. HACCP conducts sample laboratory testing on our processed aquatic products to ensure no forbidden substances are present in them. Laboratory testing of our processed aquatic products was initiated by the HACCP in compliance with strict quarantine guidelines imposed by domestic export control government agencies and foreign import control government agencies.

In addition, our facilities continuously pass USDA inspection.

Product Liability Insurance

We have purchased general commercial liability insurance, which provides adequate aggregate product liability insurance based on industry standards. However, there is a possibility that our customers, or the ultimate buyers of our products, may have adverse reactions to the tilapia and other aquatic products or marine bio and healthcare products that we process and sell. Any such adverse reaction may result in actual or potential product liability claims against us, which may not be covered by our insurance or, if covered, may be significantly higher than the insurance amount. Such actual or potential product liability claims may have an adverse effect on our reputation and profitability.

Employees

The Company has approximately 25 employees including 7 executive and administrative staff and 1 independent contractor.

RISK FACTORS

Following the merger with Bridgetech, the Company subject to numerous risk factors, including the following:

Some of the statements contained herein that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties.  The Company urges you to be cautious of the forward-looking statements, in that such statements, reflect the Company’s current beliefs with respect to future events and involve known and unknown risks, uncertainties, and other factors affecting our operations, market growth, services, products, and licenses.  No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks the Company faces, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events.  Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the sea food industry, operations and results of operations and any businesses that we may acquire, and include, without limitation:

1. Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;
2. Our ability to generate customer demand for our products;
3. The intensity of competition;
4. Our ability to expand through acquisitions; and
5. General economic conditions.

Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

All forward-looking statements made in herein that are attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements.  Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does  not intend to update any of the forward-looking statements to conform these statements to actual results. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.
The following discussion should be read in conjunction with the audited annual financial statements and the related notes filed herein.

As used in these risk factors, the terms "we", "us", "our", "our company" the “Company”   “Blue Star” or John Keeler” refer to John Keeler & Co., Inc., a Florida corporation and its subsidiaries.

Following the merger with Bridgetech, the Company subject to numerous risk factors, including the following:

WE SELL SUBSTANTIALLY ALL OF OUR CRAB TO ONLY A FEW CUSTOMERS.

The Company had two customers which accounted for approximately 44% and 42%, of revenue during the years ended December 31, 2014 and 2013, respectively.  Outstanding receivables from these customers accounted for approximately 37% of the total accounts receivable as of December 31, 2014 and 2013. We do not have long-term agreements with our customers. Accordingly, a customer may, on short or no notice, decide that it wishes to cease purchasing our Crab meat. The loss of any of these customers or non-payment of outstanding amounts due to us by any of them could materially and adversely affect our business in terms of results of operations, financial position and liquidity.

ALL OF OUR SIGNIFICANT CUSTOMER CONTRACTS AND SOME OF OUR SUPPLIER CONTRACTS ARE SHORT-TERM AND MAY NOT BE RENEWABLE ON TERMS FAVORABLE TO US, OR AT ALL.

All of our customers and some of our suppliers operate through purchase orders or short-term contracts. Though we have long-term business relationships with many of our customers and suppliers and alternative sources of supply for key items, we cannot be sure that any of these customers or suppliers will continue to do business with us on the same basis. Additionally, although we try to renew these contracts as they expire, there can be no assurance that these customers or suppliers will renew these contracts on terms that are favorable to us, if at all. The termination of, or modification to, any number of these contracts may adversely affect our business and prospects, including our financial performance and results of operations.

A DECLINE IN DISCRETIONARY CONSUMER SPENDING MAY ADVERSELY AFFECT OUR INDUSTRY, OUR OPERATIONS, AND ULTIMATELY OUR PROFITABILITY.

Luxury products, such as premium grade Crab meat, are discretionary purchases for consumers. Any reduction in consumer discretionary spending or disposable income may affect the Bluefin Tuna industry more significantly than other industries. Many economic factors outside of our control could affect consumer discretionary spending, including the financial markets, consumer credit availability, prevailing interest rates, energy costs, employment levels, salary levels, and tax rates. Any reduction in discretionary consumer spending could materially adversely affect our business and financial condition.

WE OPERATE IN A HIGHLY REGULATED INDUSTRY, AND REGULATORY CHANGES MAY HAVE AN ADVERSE IMPACT ON OUR BUSINESS.

Our business is subject to extensive regulation and licensing requirements, and we commit material financial and employee resources to comply with these regulations. Failure to comply with government regulations could subject us to civil and criminal penalties, could require us to forfeit property rights, and may affect the value of our assets. We may also be required to take corrective actions, such as installing additional equipment or taking other actions, each of which could require us to make substantial capital expenditures. We could also be required to indemnify our employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against them. As a result, our future business prospects could deteriorate due to regulatory constraints, and our profitability could be impaired by our obligation to provide such indemnification to our employees.

For years, the international community has been aware of and concerned with the worldwide problem of depletion of natural fish stocks. In the past, these concerns have resulted in the imposition of quotas that subject individual countries, such as Croatia, to strict limitations on the amount of fish they are allowed to catch. These quotas do not currently apply to our Mexico operations and, if that changes in the future, our financial condition and results of operations may be adversely affected. If international organizations or national governments were to impose additional limitations on fishing and fish farm operations or impose a fishing moratorium, this could have a negative impact on our results of operations.

OUR OPERATIONS, REVENUE AND PROFITABILITY COULD BE ADVERSELY AFFECTED BY CHANGES IN LAWS AND REGULATIONS IN THE COUNTRIES WHERE WE DO BUSINESS.

The governments of countries into which we buy our products, from time to time, consider regulatory proposals relating to raw materials, food safety and markets, and environmental regulations, which, if adopted, could lead to disruptions in distribution of our products and increase our operational costs, which, in turn, could affect our profitability. To the extent that we increase our product prices as a result of such changes, our sales volume and revenues may be adversely affected.

Furthermore, these governments may change import regulations or impose additional taxes or duties on certain exports from time to time. These regulations and fees or new regulatory developments may have a material adverse impact on our operations, revenue and profitability.

THERE COULD BE CHANGES IN THE POLICIES OF THE GOVERNMENTS IN THE COUNTRIES WHERE WE DO BUSINESS THAT MAY ADVERSELY AFFECT OUR BUSINESS.

The aquaculture industry is subject to policies implemented by their respective governments. These governments may, for instance, impose control over aspects of our business such as distribution of raw materials, pricing and sales. If the raw materials used by us or our products become subject to any form of government control, then depending on the nature and extent of the control and our ability to make corresponding adjustments, there could be a material adverse effect on our business and operating results.

Separately, our business and operating results also could be adversely affected by changes in policies of these governments such as: changes in laws, regulations or the interpretation thereof; confiscatory taxation; restrictions on currency conversion, imports on sources of supplies; or the expropriation or nationalization of private enterprises.

CLIMATE CHANGE AND RELATED REGULATORY RESPONSES MAY IMPACT OUR BUSINESS.

Climate change as a result of emissions of greenhouse gases is a significant topic of discussion and may generate regulatory responses in the near future. For example, the changes in water temperature that may result from climate change could harm our business. It is impracticable to predict with any certainty the impact of climate change on our business or the regulatory responses to it, although we recognize that they could be significant.

To the extent that climate change increases the risk of natural disasters or other disruptive events in the areas in which we operate, we could be harmed. While we maintain business recovery plans that are intended to allow us to recover from natural disasters or other events that can be disruptive to our business, our plans may not fully protect us from all such disasters or events.

WE MAY INCUR MATERIAL COSTS ASSOCIATED WITH NON-COMPLIANCE WITH ENVIRONMENTAL REGULATIONS.

We are subject to various environmental regulations, including those governing discharges to water, the management, treatment, storage and disposal of hazardous substances, and the remediation of contamination. If we do not fully comply with environmental regulations, or if a release of hazardous substances occurs at or from one of our facilities or vessels or as a result of insufficient disposal of food waste and excrement, we may be subject to penalties and could be held liable for the cost of remediation. For example, an accident involving one of our vessels could result in significant environmental liability, including fines and penalties and remediation costs. If we are subject to these penalties or costs, we may not be covered by insurance, or any insurance coverage that we do have may not cover the entire cost. Compliance with environmental regulations could require us to make material capital expenditures and could have a material adverse effect on our results of operations and financial condition.

EXCHANGE RATE FLUCTUATIONS COULD HAVE AN ADVERSE EFFECT ON OUR RESULTS OF OPERATIONS.

Our operations are conducted in foreign currencies. Any fluctuation in the value of foreign currencies or any other currency, such as the U.S. Dollar, will affect the value of our revenues in cases of revenues that are received in foreign currencies, which could have a material adverse effect on our business, prospects, financial condition and results of operations and thus affect the market price of our ordinary shares in the U.S.

THE LOSS OF JOHN KEELER, OUR CHIEF EXECUTIVE OFFICER, OR ANY OF OUR SENIOR MANAGEMENT, COULD IMPAIR OUR ABILITY TO OPERATE.

If we lose John Keeler, our Chief Executive Officer, our business could suffer. The loss of Mr. Keeler could have a material adverse effect on our operations. If we were to lose our Chief Executive Officer, we may experience temporary difficulties in competing effectively, developing our technology and implementing our business strategies. We have a small management team, and the loss of a key individual or inability to attract suitably qualified staff could materially adversely impact our business. We do not have key man life insurance in place for any of our key personnel.

FAILURE TO COMPLY WITH THE U.S. FOREIGN CORRUPT PRACTICES ACT AND LOCAL ANTI-CORRUPTION LAWS COULD SUBJECT US TO PENALTIES AND OTHER ADVERSE CONSEQUENCES.

Our executive officers, employees and other agents may violate applicable law in connection with the marketing or sale of our products, including the U.S. Foreign Corrupt Practices Act, or the FCPA, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. In addition, we are required to maintain records that accurately and fairly represent our transactions and have an adequate system of internal accounting controls. Foreign companies, including some that may compete with us, are not subject to these prohibitions, and therefore may have a competitive advantage over us. The jurisdictions that our executives are active in prohibit bribery of government officials. However, corruption, extortion, bribery, pay-offs, theft and other fraudulent practices could potentially occur from time-to-time.

While we intend to implement measures to ensure compliance with the FCPA by all individuals involved with our company, our employees or other agents may engage in such conduct without our knowledge for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations. In addition, our brand and reputation, our sales activities or our stock price could be adversely affected if we become the target of any negative publicity as a result of actions taken by our employees or other agents.

ADVERSE LITIGATION RESULTS COULD AFFECT OUR BUSINESS.

We are subject to various legal proceedings. Litigation can be lengthy, expensive and disruptive to our operations, and results cannot be predicted with certainty. An adverse decision could result in monetary damages or injunctive relief that could affect our business, operating results or financial condition.

SPECULATIVE NATURE OF THE COMPANY'S PROPOSED OPERATIONS.

The success of our proposed plan of operation will depend to a great extent on the operations, financial condition and management of identified target companies. While management will prefer business combinations with entities having established operating histories, there can be no assurance that we will be successful in locating candidates meeting such criteria. In the event we complete a business combination, of which there can be no assurance, the success of our operations will be dependent upon management of the target company and numerous other factors beyond our control.

SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS.

We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. These competitors may be able to respond more quickly to new or changing opportunities and customer requirements and may be able to undertake more extensive promotional activities, offer more attractive terms to customers, and adopt more aggressive pricing policies. We cannot assure you that we will be able to compete effectively or successfully with current or future competitors, or that the competitive pressures we face will not harm our business.  Consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public or private companies in seeking merger or acquisition candidate in this field.

IMPRACTICABILITY OF EXHAUSTIVE INVESTIGATION; FAILURE TO MEET ITS FIDUCIARY OBLIGATIONS.

Our limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a target company. The decision to enter into a business combination, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys or similar information which, if we had more funds available to it, would be desirable. We will be particularly dependent in making decisions upon information provided by the principals and advisors associated with the business entity seeking our participation. Management may not be able to meet its fiduciary obligation to us and our stockholders due to the impracticability of completing thorough due diligence of a target company. By its failure to complete a thorough due diligence and exhaustive investigation of a target company, we are more susceptible to derivative litigation or other stockholder suits. In addition, this failure to meet our fiduciary obligations increases the likelihood of plaintiff success in such litigation.

REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION.

Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") requires companies subject thereto to provide certain information about significant acquisitions including audited financial statements for the company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by us. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

LACK OF MARKET RESEARCH OR MARKETING ORGANIZATION.

We have neither conducted, nor have others made available to it, market research indicating that demand exists for the transactions contemplated by us. Even in the event demand exists for a transaction of the type contemplated by us, there is no assurance we will be successful in completing any such business combination.

LACK OF DIVERSIFICATION.

Our proposed operations, even if successful, will in all likelihood result in our engaging in a business combination with only one Target Company. Consequently, our activities will be limited to those engaged in by the business entity which we will merge with or acquire. Our inability to diversify its activities into a number of areas may subject us to economic fluctuations within a particular business or industry and therefore increase the risks associated with our operations.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY DISCOURAGE THE TRADABILITY OF THE COMPANY'S SECURITIES.

The Company is a "penny stock" company.  None of its securities  currently trade in any  market  and,  if  ever  available  for  trading,  will be  subject  to a Securities  and Exchange  Commission  rule that imposes  special sales  practice requirements upon  broker-dealers who sell such securities to persons other than established customers or accredited  investors.  For purposes of the rule,  the phrase "accredited investors" means, in general terms,  institutions with assets in  excess  of  $5,000,000,  or  individuals  having a net  worth in  excess  of $1,000,000  or having an annual  income that  exceeds  $200,000  (or that,  when combined with a spouse's income, exceeds $300,000).  For transactions covered by the rule, the broker-dealer must make a special suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop, because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3,  15g-4,  15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934,  as amended.  Because our securities constitute “penny stocks" within the meaning of the rules, the rules would apply to us and to our securities.  The rules will further affect the ability of owners of shares to sell their securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders  should  be  aware  that,  according  to  Securities  and  Exchange Commission,  the  market  for penny  stocks has  suffered  in recent  years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are  often  related  to the promoter or issuer; (ii) manipulation of prices through prearranged  matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices   involving   high-pressure   sales  tactics  and  unrealistic   price projections  by  inexperienced  sales persons;  (iv)  excessive and  undisclosed bid-ask  differentials  and  markups  by  selling  broker-dealers;  and  (v) the wholesale dumping of the same securities by promoters and  broker-dealers  after prices have been manipulated to a desired level,  leaving investors with losses. Our management is aware of the abuses that have occurred historically in the penny stock market.  Although  we do not expect to be in a position  to  dictate  the  behavior  of the  market  or of  broker-dealers  who participate  in the  market,  management  will  strive  within the  confines  of practical  limitations to prevent the described  patterns from being established  with respect to the Company's securities.

NO PUBLIC MARKET EXISTS FOR THE COMPANY'S COMMON STOCK AT THIS TIME, AND THERE IS NO ASSURANCE OF A FUTURE MARKET.

There is no public market for the Company's common stock, and no assurance can be given that a market will develop or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. If a market should develop, the price may be highly volatile.  Factors such as those discussed in the "Risk Factors" section may have a significant impact upon the market price of the shares offered hereby.  If  there is a low  price of the Company's securities,  many  brokerage  firms  may  not be  willing  to  effect transactions  in the  securities.  Even if a purchaser finds a broker willing to effect a  transaction  in the Company's  shares,  the  combination  of brokerage commissions,  state  transfer  taxes,  if any, and any other  selling  costs may exceed the selling price. Further, most lending institutions will not permit the use of the Company's shares as collateral for any loans.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON THE COMPANY'S STOCK PRICE.

All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended.  As restricted shares, these shares may be resold only  pursuant to an effective  registration statement or under the requirements of Rule 144 or other  applicable  exemptions from  registration  under  the  Act  and  as  required  under  applicable  state securities laws.  Officers, directors and affiliates will be able to sell their shares if this Registration Statement becomes effective.  Rule 144 provides in essence  that a person who is an  affiliate  or officer or director who has held restricted  securities for six months may, under certain conditions,  sell every three months, in brokerage transactions, a number of shares that does not exceed the  greater of 1.0% of a  company's  outstanding  common  stock. There is no  limit  on  the  amount  of  restricted  securities  that  may be  sold  by a non-affiliate after the owner has held the restricted  securities for a period of six months if the company is a current,  reporting  company under the '34 Act. A sale under Rule 144 or under any other exemption from the Act, if available,  or pursuant  to  subsequent  registration  of  shares of  common  stock of  present  stockholders, may have a depressive effect upon the price of the common stock in any market that may develop. In addition, if we are deemed a shell company pursuant to Section 12(b)-2 of the Act, our "restricted securities"  , whether held by affiliates or non-affiliates, may not be re-sold for a period of 12 months following the filing of a Form 10 level disclosure or registration pursuant to the Act.

THE COMPANY’S INVESTORS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.

There may be substantial dilution to the Company's shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

THE STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT INVESTORS MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF THEY NEED TO LIQUIDATE SHARES.

Our shares of common stock, if listed, may be thinly-traded on the OTC Markets, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent.  This situation is attributable to a number of factors,  including  the fact  that it is a small  company  which is  relatively unknown to stock analysts, stock brokers,  institutional investors and others in the investment  community that generate or influence sales volume, and that even if the  Company  came  to  the  attention  of  such  persons,  they  tend  to be risk-averse  and would be reluctant to follow an unproven,  early stage  company such as ours or  purchase  or  recommend  the  purchase  of any of our Securities  until  such  time  as it  became  more  seasoned  and  viable.  As a consequence,  there may be periods of several days or more when trading activity in the  Company's  Securities  is  minimal or  non-existent,  as  compared  to a seasoned  issuer which has a large and steady  volume of trading  activity  that will  generally  support  continuous  sales  without  an  adverse  effect on the Securities  price.  We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS PLAN OF OPERATION OF JOHN KEELER & CO., LTD.

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto included elsewhere in this filing. Portions of this document that are not statements of historical or current fact are forward-looking statements that involve risk and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements should be read as applying to all related forward-looking statements wherever they appear. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. All statements other than statements of historical fact included herein are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, the following: changes in the economy or in specific customer industry sectors; changes in customer procurement policies and practices; changes in product manufacturer sales policies and practices; the availability of product and labor; changes in operating expenses; the effect of price increases or decreases; the variability and timing of business opportunities including acquisitions, alliances, customer agreements and supplier authorizations; our ability to realize the anticipated benefits of acquisitions and other business strategies; the incurrence of debt and contingent liabilities in connection with acquisitions; changes in accounting policies and practices; the effect of organizational changes within the Company; the emergence of new competitors, including firms with greater financial resources than ours; adverse state and federal regulation and legislation; and the occurrence of extraordinary events, including natural events and acts of God, fires, floods and accidents.

The following discussion and analysis of our plan of operations should be read in conjunction with our financial statements and related notes appearing elsewhere in this prospectus.

The Financial Statements of John Keeler & Co., Inc. are presented in Attachment A to this Information Statement.

RESULTS OF OPERATIONS

Fiscal Year of December 31, 2014 versus of December 31 , 2013

Net revenues were approximately $49,246,767 in fiscal 2014, compared to $35,868,505 for fiscal 2013. The growth in revenue can be attributed to an increase in poundage sales for the year of 20% and an average selling price per pound increase of 16%.

Cost of revenues increased to $42,333,091 in fiscal 2014, compared to $30,620,593 in fiscal 2013. The increase was due to an increase in sales

Gross Profit increased to $6,913,676 in fiscal 2014, compared to $5,247,912 in fiscal 2013. The increase in dollar margin was due to the increase in revenue in 2014.  Margin as a percentage of sales was 14.0% in 2014 as compared to 14.6% in 2013.  This change is attributable to a reduction in product related margin of .4% and an increase in freight costs of .2%.

Net Interest expense increased to $809,699 in 2014 as compared to $649,083 in 2013. The increase is directly attributed to the increased usage of the line of credit with increases in both inventories and accounts receivable during 2014.

LIQUIDITY AND CAPITAL RESOURCES

Fiscal Year of December 31, 2014

For the twelve months ended December 31, 2014, the Company experienced a net income of $1,497,208. At December 31, 2014, the Company had $155,667 in cash. Accounts receivable, net of allowances for doubtful accounts, were $4,807,741 at the end of 2014, which is approximately 29% higher than at December 31, 2013.

For the year ended December 31, 2014, we had net cash from operating activities of ($4,555,529), which consisted of increases to inventories of $5,711,905, increases to Accounts Receivables of $1,069,341 and an increase in Accounts Payables of 603,373.

Our business does not require significant amounts of investment in long-term fixed assets. The substantial majority of the working capital provided by our lender is used to support our cash flow.

Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its variable interest entity for which the Company is the primary beneficiary.  All intercompany balances and transactions have been eliminated in consolidation.

Variable Interest Entity

Under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 810, Consolidation, when a reporting entity is the primary beneficiary of an entity that is a variable interest entity (“VIE”), as defined in ASC 810, the VIE must be consolidated into the financial statements of the reporting entity.  The determination of which owner is the primary beneficiary of a VIE requires management to make significant estimates and judgments about the rights, obligations, and economic interests of each interest holder in the VIE.

The Company evaluates its interests in VIE’s on an ongoing basis and consolidates any VIE in which it has a controlling financial interest and is deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact its economic performance; and (ii) the obligation to absorb losses of the VIE that could potentially be significant to it or the right to receive benefits from the VIE that could be significant to the VIE.

Effective April 1, 2014, the Company’s stockholder transferred the controlling interest of Strike the Gold Foods, Ltd. (“Strike”), a related party entity which holds the Company’s inventory on consignment in United Kingdom (see Note 3).  The Company evaluated its interest in Strike and determined that Strike is a VIE due to the Company’s implicit interest in Strike and the fact that Strike and the Company were under common control after the transfer of the controlling interest.  Moreover, the Company determined that it is the primary beneficiary of Strike due to the fact that the Company had both the power to direct the activities that most significantly impact Strike and the obligation to absorb losses or the right to receive benefits from Strike.  Therefore, the Company consolidated Strike in its December 31, 2014 financial statements.

Strike’s activities reflected in the Company’s financial statements are from April 1, 2014, the effective date of the controlling interest transfer, through December 31, 2014.  Strike’s equity is classified as non-controlling interest in the Company’s financial statements since the Company is not a shareholder of Strike.  Strike was not a VIE of the Company and the Company was not the primary beneficiary of Strike prior to the controlling interest transfer. As such, the Company did not consolidate Strike in its December 31, 2013 financial statements.

The Company also evaluated its interest with two related party entities that are under common control with the Company, Bacolod Blue Star Export Corp. (“Bacolod”) and John Keeler Real Estate Holding (“JK Real Estate”), in light of ASC 810.  The Company purchased inventory from Bacolod, an exporter of pasteurized crab meat out of the Philippines.  The Company leases its office and warehouse facility from JK Real Estate, a landlord that is a related party through common family beneficial ownership (see Note 7).

The Company determined that Bacolod is not a VIE as it does not meet the criteria to be considered a VIE per ASC 810.  The Company does not directly or indirectly absorb any variability of Bacolod. The relationship between the Company and Bacolod is strictly a supplier/customer relationship (see Advances to Suppliers and Related Party accounting policy).  Moreover, Bacolod has other customers besides the Company.  Even if the Company is no longer Bacolod’s customer, Bacolod would be able to sustain its operations from selling its inventory to its other customers.  As the Company concluded that Bacolod is not VIE and the Company is not deemed its primary beneficiary, Bacolod is not consolidated with the Company’s financial statements.

The Company determined that JK Real Estate is a VIE due the fact that the Company guarantees the mortgage on the facility rented from JK Real Estate. Therefore, JK Real Estate’s equity at risk is not deemed sufficient to permit JK Real Estate to finance its activities without subordinated financial support.  Moreover, the activities of JK Real Estate are substantially conducted on behalf of the Company’s stockholder.  The Company concluded that it not the primary beneficiary of JK Real Estate since the Company does not have the power to direct the activities that most significantly impact JK Real Estate. Therefore, JK Real Estate is not consolidated with the Company’s financial statements.

Cash and Cash Equivalents

The Company maintains cash balances with financial institutions in excess of Federal Deposit Insurance Company (“FDIC”) insured limits.  The Company has not experienced any losses on such accounts and believes it does not have a significant exposure.

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable consist of unsecured obligations due from customers under normal trade terms, usually net 30 days.  The Company grants credit to its customers based on the Company’s evaluation of a particular customer’s credit worthiness.  Allowances for doubtful accounts are maintained for potential credit losses based on the age of the accounts receivable and the results of the Company’s periodic credit evaluations of its customers’ financial condition. Receivables are written off as uncollectible and deducted from the allowance for doubtful accounts after collection efforts have been deemed to be unsuccessful.  Subsequent recoveries are netted against the provision for doubtful accounts expense.  The Company generally does not charge interest on receivables.

Receivables are net of estimated allowances for doubtful accounts and sales return and allowances.  They are stated at estimated net realizable value.  As of December 31, 2014 and 2013, the Company recorded sales return and allowances of approximately $195,000 and $468,000, respectively.  There was no allowance recorded during the years ended December 31, 2014 and 2013.

Inventories

Substantially all of the Company’s inventory consists of packaged crab meat located at the Company’s warehouse facility as well as public cold storage facilities and merchandise in transit from suppliers.  The cost of inventory is primarily determined using the specific identification method.  Inventory is valued at the lower of cost or market, using the first-in, first-out method.

Merchandise is purchased cost and freight (“CFR”) shipping point and becomes the Company’s asset and liability upon leaving the suppliers’ warehouse.  The Company had in-transit inventory of approximately $6,612,000 and $6,035,000 as of December 31, 2014 and December 31, 2013, respectively.

The Company periodically reviews the value of items in inventory and records an allowance to reduce the carrying value of inventory to the lower of cost or market based on its assessment of market conditions, inventory turnover and current stock levels. Inventory write-downs are charged to cost of goods sold.  The Company recorded an inventory allowance of approximately $193,000 and $7,000 for the years ended December 31, 2014 and 2013.

Advances to Suppliers and Related Party

In the normal course of business, the Company advances payments to its suppliers, inclusive of Bacolod, a related party.  These advances are in the form of prepayments for products that will ship within a short window of time.  In the event that it becomes necessary for the Company to return products or adjust for quality issues, the Company is issued a credit by the vendor in the normal course of business and these credits are also reflected against future shipments.  As of December 31, 2014 and 2013, the balance due from the related party for future shipments was approximately $922,000 and $627,000, respectively. These balances represent approximately two weeks of purchases from the supplier.

Fixed Assets

Fixed assets are stated at cost less accumulated depreciation and are being depreciated using the straight-line method over the estimated useful life of the asset as follows:

Furniture and fixtures	7 to 10 years
Computer equipment	5 years
Warehouse and refrigeration equipment	10 years
Leasehold improvements	7 years
Automobile	5 years
Trade show booth	7 years

Leasehold improvements are amortized using the straight-line method over the shorter of the expected life of the improvement or the remaining lease term.

The Company capitalizes expenditures for major improvements and additions and expenses those items which do not improve or extend the useful life of the fixed assets.

The Company reviews fixed assets for recoverability if events or changes in circumstances indicate the assets may be impaired.  At December 31, 2014 and 2013, the Company believes the carrying values of its long-lived assets are recoverable and as such, the Company did not record any impairment.

Other Comprehensive Income

The Company reports its comprehensive income in accordance with ASC 220, Comprehensive Income, which establishes standards for reporting and presenting comprehensive income and its components in a full set of financial statements. Other comprehensive income consists of net income (loss) and cumulative foreign currency translation adjustments.

Foreign Currency Translation

The Company’s functional and reporting currency is the U.S. Dollars. The assets and liabilities held by the Company’s VIE have a functional currency other than the U.S. Dollar.  They are translated into U.S. Dollars at exchange rates in effect at the end of each reporting period.  The VIE’s revenue and expenses are translated into U.S. Dollars at the average rates that prevailed during the period.  The resulting net translation gains and losses are reported as foreign currency translation adjustments in stockholders’ equity as a component of comprehensive income.  The Company recorded foreign currency translation adjustment of approximately $31,000 during the year ended December 31, 2014.  There were no foreign currency translation adjustment recorded during for the year ended December 31, 2013.

Revenue Recognition

The Company recognizes revenue when the products are shipped, the risks of ownership transfer to the customer and collectability is reasonably assured.  Revenue is stated net of sales returns and allowances.  Provision for sales return is estimated based on the Company’s historical return experience.

The Company offers sales discounts and promotions to its customers in various forms. These incentives are accounted for as a reduction of revenue when they are characterized as cash consideration, in accordance with ASC 605, Revenue Recognition.  Otherwise, the incentives are expensed.

Revenue is inclusive of shipping and handling fees and all related costs of shipping and handling related to sales to customers are categorized as cost of revenue.

Advertising

The Company expenses the costs of advertising as incurred.  Advertising expenses which are included in Other Operating Expenses were approximately $97,000 and $134,000, for the years ended December 31, 2014 and 2013, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Customer Concentration

The Company had two customers which accounted for approximately 44% and 42%, of revenue during the years ended December 31, 2014 and 2013, respectively.  Outstanding receivables from these customers accounted for approximately 37% of the total accounts receivable as of December 31, 2014 and 2013.  The loss of any major customer could have a material adverse impact on the Company’s results of operations, cash flows and financial position.

Supplier Concentration

The Company had four suppliers which accounted for approximately 79% and 69% of the Company’s total purchases, during the years ended December 31, 2014 and 2013, respectively.  These suppliers included Bacolod, a related party, which accounted for approximately 31% and 26% of the Company’s total purchases, during the years ended December 31, 2014 and 2013, respectively.

These four suppliers are located in two countries, Indonesia and Philippines, which accounted for approximately 88% and 79% of the Company’s total purchases during the years ended December 31, 2014 and 2013, respectively.  The loss of any major supplier could have a material adverse impact on the Company’s results of operations, cash flows and financial position.

Fair Value of Financial Instruments

Our financial instruments include cash, accounts receivable, accounts payable, accrued expenses, and debt obligations. We believe the carrying values of our financial instruments approximate their fair values because they are short term in nature or payable on demand.

Reclassifications

Certain amounts in prior year have been reclassified to conform to the current year presentation.

Income Taxes

The Company, with the consent of its stockholder, has elected to be taxed under the S Corporation provisions of the Internal Revenue Code.  Under these provisions, taxable income or loss of the Company is reflected on the stockholder's individual income tax return.

The Company assesses its tax positions in accordance with ASC 740, Income Taxes, which provides guidance for financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in a tax return for open tax years (generally a period of three years from the later of each return's due date or the date filed), that remain subject to examination by the Company's major tax jurisdictions.  The Company's tax returns for 2011 through 2014 remain subject to examination by the Internal Revenue Service.

Tax positions are evaluated in a two-step process. The Company first determines whether it is more likely than not that a tax position will be sustained upon examination.  If a tax position meets the more-likely-than-not recognition threshold, it is then measured to determine the amount of benefit to recognize in the financial statements.  The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.  Interest and penalties related to uncertain tax positions, if any, are classified as a component of income tax expense.

The Company believes that it does not have any significant uncertain tax positions requiring recognition or measurement in the accompanying financial statements.

For the years ended December 31, 2013 and 2014, a pro forma income tax provision has been disclosed as if the Company was a C corporation and thus was subject to U.S. federal and state income taxes. The Company computed pro forma tax expense using an effective rate of 39.17% and 43.98% as of December 31, 2014 and 2013, respectively. The pro forma provision for income taxes excludes information related to the Company's VIE.

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, “Revenue from Contracts with Customers.”  ASU No. 2014-09 requires entities to recognize revenue through the application of a five-step model, which includes identification of the contract, identification of the performance obligations, determination of the transaction price, allocation of the transaction price to the performance obligation and recognition of revenue as the entity satisfies the performance obligations.  Entities have the option of using either a full retrospective or a modified approach to adopt the guidance.  ASU No. 2014-09 is effective for fiscal years, and interim reporting periods within those years, beginning after December 15, 2016.  Early adoption is not permitted.  The Company is currently evaluating the guidance to determine the potential impact of adopting ASU No. 2014-09 on its results of operations, cash flows and financial position.

In August 2014, the FASB issued ASU No. 2014-15, "Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern".  ASU No, 2014-15 is intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures.  The amendments in this ASU are effective for reporting periods beginning after December 15, 2016, with early adoption permitted.  The adoption of ASU No. 2014-15 is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.  The Company is currently assessing the impact the adoption of ASU No. 2014-15 will have on its disclosures and results of operations, cash flows and financial position.

There are no other recently issued accounting pronouncements not yet adopted that the Company expects to have a material effect on the presentation or disclosure of its future consolidated operating results, cash flows or financial position.

Working Capital Lines of Credit

The Company entered into a $10,000,000 revolving line of credit with AloStar in July 2013. The AloStar line of credit bears an interest rate equal to the Daily LIBOR rate plus 4.50% or a Base Rate (Prime) plus 1.75%, with a floor interest rate of 5.50% (5.50% at December 31, 2014 and 2013).  This line of credit matures on December 31, 2017 but is subject to early termination by the lender upon defined event of default.

This facility was amended in March 2014 to increase the line of credit to $13,500,000, and subsequently amended in January 2015 to increase the line of credit to $20,000,000. The January 2015 amendment also extended the term of the facility through December 31, 2017.  The Company continues to be obligated to meet certain financial covenants.

The AloStar line of credit agreement is subject to the following terms:
•	Borrowing is based on up to 85% of eligible accounts receivable plus the net orderly liquidation value of eligible inventory at the same rate, subject to certain defined limitations.
•	The line is collateralized by substantially all the assets and property of the Company and is personally guaranteed by the stockholder of the Company.
•	The Company is restricted to specified distribution payments, use of funds, and is required to comply with certain other covenants including certain financial ratios.
•	All cash received by the Company is applied against the outstanding loan balance.
•	A subjective acceleration clause allows AloStar to call the note upon a material adverse change.

As of December 31, 2014 and 2013, the AloStar line of credit had an outstanding balance of approximately $13,819,000 and $9,342,000, respectively, inclusive of outstanding letters of credit of $177,000 at December 31, 2013.

The Company had a $10,500,000 revolving line of credit with US Century Bank which bore an interest rate equal to the Prime Rate of Interest (“Prime”) plus three quarters, with a floor interest rate of 6.75%.  This line of credit was paid in full in July 2013.

Long-Term Debt

As of December 31, 2014, long-term debt consisted of a note payable outstanding with Mercedes-Benz Financial Services (“MB Financial”). The Company entered into a loan agreement with MB Financial on November 30, 2014 to finance the purchase of an automobile. The loan bears interest at 5.56% per annum and requires monthly installment of approximately $3,000, inclusive of interest. The loan matures on November 30, 2019. As of December 31, 2014, there was approximately $163,000 outstanding under this loan.

The Company had a note payable with Regions Bank secured by a mortgage on the refrigeration equipment.  The note was payable in monthly installments of approximately $3,000, inclusive of interest at Prime plus 1.25%.  This note was satisfied in full with the refinancing of the working capital line of credit in July 2013.

At December 31, 2014, scheduled principal payments related to long-term debt are as follows:

2015	$30,000
2016	31,000
2017	33,000
2018	35,000
2019	34,000
Thereafter	-
$163,000

Interest expense for third party debt totaled approximately $665,000 and $522,000 for the years ended December 31, 2014 and 2013, respectively.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our operations do not employ financial instruments or derivatives which are market sensitive and we do not have financial market risks.

The following table lists stock ownership of our Common Stock after the consummation of the merger with John Keeler & Co., Inc. This presumes approximately 195,875 shares of Common Stock, $0.001 par value (depending on the number of fractional shares that are issued and number of shares issued to round up to 100 shares) and 200 shares of Series A 8% Cumulative Convertible Preferred Stock, $0.002 par value, in addition to the 2,000,000 shares to issued pursuant to the merger, for an aggregate of 2,195,875 shares.  The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of three directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

John Keeler 3000 NW 109 Avenue Miami, FL 33172 USA	2,000,000	91.1%
Christopher H. Constable 3000 NW 109 Avenue Miami, FL 33172 USA		0%
Scott Landow 2705 Garnet Avenue, Suite 2A San Diego, California 92109	42,550(1)	1.9*%

All Executive Officers and Directors as a Group (1 Person)	2,042,550	93.%

(1)
Includes 40,000 held by WWFD, LLC of which Mr. Landow is a minority beneficial holder. Excludes 200 shares of Series A 8% Cumulative Convertible Preferred Stock   held by Landow Revocable Trust which Mr. Landow controls.  Each share is convertible into one share of Common Stock

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Post-Merger Management

Name	Age	Positions and Offices Held
John Keeler	44	CEO
Christopher H. Constable	48	CFO
Scott Landow	59	Director

John Keeler – Chairman/Industry Specialist

In 1995, Mr. Keeler started this seafood import company that has grown to become a competitive marketer of Imported Blue Swimming Crabmeat in the United States.  He has successfully built sales over the past 20 years to $49 million annually through 2014, without ever pursuing outside investment capital.  Mr. Keeler is recognized as a leader and innovator in the seafood industry, including overseeing operating facilities in the Philippines and Indonesia with production potential of close to 10 million lbs. annually.

Christopher H. Constable – Chief Financial Officer

Since 2003, Mr. Constable has directed all areas of finance, accounting and corporate level general administration for a multinational consumer seafood manufacturer and importer.   During his tenure, he has formalized and structured both the accounting and finance departments as well as structuring the teams coordinating affiliate companies in Asia.  Mr. Constable has also directed all of the tax, legal and accounting strategies for these related entities.  Additionally, he engaged and restructured the banking relationships for the Company to ensure consistent and adequate cash to fund operations in an industry that traditionally has long cash cycles.  Prior to his current executive role, he spent 14 years in commercial banking specializing in deal structure and loan workouts.

Scott Landow – Board of Directors

Scott D. Landow, pre-merger was our sole director, CEO and CFO since May, 2008.  In 2004, Mr. Landow co-founded the Company leveraging significant relationships in China & the U.S. to capitalize on proprietary opportunities in high growth segments of the healthcare industry.  He served as CEO and President until the completion of Q2 2005.  In July 2005 Mr. Landow founded Bond Laboratories, Inc., a publicly traded company that manufactures innovative nutritional supplements and beverages where he served as CEO until August of 2009 and remains Chairman of the board of directors.  From August 2000 through February 2005, Mr. Landow was President of Parentech Inc., an emerging medical device company for newborns and infants that he merged to become publicly traded.

Audit Committee Financial Expert

The Company does not have an audit committee or a compensation committee of its board of directors. In addition, the Company’s board of directors has determined that the Company does not have an audit committee financial expert serving on the board. When the Company develops its operations, it will create an audit and a compensation committee and will seek an audit committee financial expert for its board and audit committee.

CONFLICTS OF INTEREST
There are no conflicts of interest with any officers, directors or executive staff.

EXECUTIVE COMPENSATION OF JOHN KEELER & CO., INC.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Comp. ($)	Total ($)
John Keeler President	2014	110,100	-	-	-	-	-	(1)645,360	755,460
	2013	100,008	4,129	-	-	-	-	87,947	192,084

Christopher H. Constable CFO	2014	247,500	20,625	-	-	-	-	6,942	275,067
	2013	211,500	8,812	-	-	-	-	2,036	222,348

(1)
In 2014, the Company distributed to Mr. Keeler $545,000, a sum equal to the tax liability to the stockholder for the Company’s net income generated during the year ended December 31, 2014.  The Company as of the year ended December 3, 2014 was a sub chapter S company under the tax code.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
							0.00
John Keeler							0.00

ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursements ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)

John Keeler	2014	28,322	545,700	71,338	0	0	0	645,360
	2013	21,859	0	66,088	0	0	0	87,947
Christopher Constable	2014	4,650	0	2,292	0	0	0	6,942
	2013	0	0	2,036	0	0	0	2,036

2014 PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking	Financial Planning/ Legal Fees	Club Dues	Executive Relocation	Total Perquisites and Other Personal Benefits

John Keeler	2014	0	28,322	0	0	28.322
	2013	0	21,859	0	0	21,859
Christopher H. Constable	2014	0	4,650	0	0	4,650
	2013	0	0	0	0	0

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

		Before Change in Control	After Change in Control
Name	Benefit	Termination w/o Cause or for Good Reason	Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control

John Keeler CEO	Severance Sale of Company	0	0	0	0	0	0
Christopher H. Constable CFO	Severance Sale of Company	0	0	0	0	0	0

Current Employment Agreements.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, CONFLICTS OF INTEREST

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of its employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

The Company had unsecured promissory notes outstanding to its stockholder of approximately $2,410,000 as of December 31, 2014 and 2013. These notes are payable on demand and bear an annual interest rate of 6%.  These notes are subordinated to AloStar Bank of Commerce (“AloStar”) as a stipulation to the working capital line of credit.  Principle payments can be made under certain criteria as set by the subordination agreement.  However, no principal payments were made during the years ended December 31, 2014 or 2013.

Interest expense for the stockholder notes totaled approximately $145,000 and $127,000 for the years ending December 31, 2014 and 2013, respectively.

In December 2014, the Company issued an unsubordinated note to the stockholder for distributions related to the tax liability to the stockholder for the Company’s net income generated during the year ended December 31, 2014.  This note is to be paid in full by October 2015 and bears no interest.  The amount outstanding under this note as of December 31, 2014 was approximately $435,000.

LEGAL PROCEEDINGS.

As a result of a dispute with a former supplier of which the stockholder of the Company owned a minority interest, a court in Thailand rendered a judgment against the Company in 2009 for approximately $250,000 plus court fees and interest at 5% until satisfaction of the judgment.  It is the Company’s opinion that the stockholder was the responsible party in the dispute and not the Company.  The Company has not paid or recorded any provision for this matter as the Company has no footprint in Thailand, nor has any plans to acquire or place assets in Thailand, therefore, there is nothing that could be subject to this judgment.

The Company has been informed that it may be the party of a lawsuit threatened to be filed by an insurance company in the amount of $50,000 involving an alleged violation of the laws enforced by U.S. Customs and Border Protection.  The Company has provided all necessary information to the insurance company, as well as the Company’s attorney to show that there was no violation.  The Company has not established a reserve as it believes the information provided will prove that there is no liability for the Company, and the lawsuit has yet to be filed.

RECENT SALES OF UNREGISTERED SECURITIES OF THE COMPANY.

None.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 500 shares of Common Stock, par value $1.00 per share. The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Articles of Incorporation and the By-laws.

COMMON STOCK

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

DIVIDENDS

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, for use in its business operations and accordingly, the Board of Directors does not anticipate declaring any dividends prior to a business combination.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

John Keeler & Co., Inc. is incorporated under the laws of the State of Florida. Post-merger, the operating company will reside on a Florida subsidiary of Bridgetech Holdings International, Inc. In the case of either entity, their Articles of Incorporation require them to indemnify and limit the liability of directors to the fullest extent permitted by the Florida Business Corporation Act, or the “FBCA”, as it currently exists or as it may be amended in the future.

Pursuant to the FBCA, a Florida corporation may indemnify any person who may be a party to any third party proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another entity, against liability incurred in connection with such proceeding (including any appeal thereof) if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In addition, in accordance with the FBCA, a Florida corporation is permitted to indemnify any person who may be a party to a derivative action if such person acted in any of the capacities set forth in the preceding paragraph, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expenses of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding (including appeals), provided that the person acted under the standards set forth in the preceding paragraph. However, no indemnification shall be made for any claim, issue, or matter for which such person is found to be liable unless, and only to the extent that, the court determines that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court deems proper.

Any indemnification made under the above provisions, unless pursuant to a court’s determination, may be made only after a determination that the person to be indemnified has met the standard of conduct described above. This determination is to be made by a majority vote of a quorum consisting of the disinterested directors of the board of directors, by duly selected independent legal counsel, or by a majority vote of the disinterested shareholders. The board of directors also may designate a special committee of disinterested directors to make this determination. Notwithstanding the foregoing, a Florida corporation must indemnify any director, officer, employee or agent of a corporation who has been successful in the defense of any proceeding referred to above.

Generally, pursuant to the FBCA, a director of a Florida corporation is not personally liable for monetary damages to our company or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, unless: (a) the director breached or failed to perform his duties as a director; and (b) the director’s breach of, or failure to perform, those duties constitutes (i) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, either directly or indirectly, (iii) an approval of an unlawful distribution, (iv) with respect to a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the company, or willful misconduct, or (v) with respect to a proceeding by or in the right of someone other than the company or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. The term “recklessness,” as used above, means the action, or omission to act, in conscious disregard of a risk: (a) known, or so obvious that it should have been known, to the directors; and (b) known to the director, or so obvious that it should have been known, to be so great as to make it highly probable that harm would follow from such action or omission.

Furthermore, under the FBCA, a Florida corporation is authorized to make any other further indemnification or advancement of expenses of any of its directors, officers, employees or agents under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both for actions taken in an official capacity and for actions taken in other capacities while holding such office. However, a corporation cannot indemnify or advance expenses if a judgment or other final adjudication establishes that the actions of the director, officer, employee, or agent were material to the adjudicated cause of action and the director, officer, employee, or agent (a) violated criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his or her conduct was unlawful, (b) derived an improper personal benefit from a transaction, (c) was or is a director in a circumstance where the liability for unlawful distributions applies, or (d) engaged in willful misconduct or conscious disregard for the best interests of the corporation in a proceeding by or in right of the corporation to procure a judgment in its favor.

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Post-Merger Indemnification for Bridgetech Holdings International, Inc.

Indemnification under Delaware Law

Our officers and directors are indemnified as provided by the Delaware General Corporation Law..

Section 102 of the General Corporation Law of the State of Delaware permits a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our certificate of incorporation provides that no director of the Registrant shall be personally liable to it or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability, except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty.

Section 145 of the General Corporation Law of the State of Delaware provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation, or a person serving at the request of the corporation for another corporation, partnership, joint venture, trust or other enterprise in related capacities against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he was or is a party or is threatened to be made a party to any threatened, ending or completed action, suit or proceeding by reason of such position, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

THERE CAN BE NO ASSURANCES THAT NEGOTIATIONS WITH ANY PROSPECTIVE BUSINESS, INCLUDING BUT NOT LIMITED TO THE ENTITIES DISCUSSED ABOVE, WILL RESULT IN A MERGER WITH OUR COMPANY OR THAT SUCH MERGER WILL RESULT IN PROFITABILITY.

ATTACHMENT A

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

To the Board of Directors and Stockholder of
John Keeler & Co., Inc.

We have audited the accompanying balance sheet of John Keeler & Co., Inc. as of December 31, 2013, and the related statements of operations and comprehensive income, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Keeler & Co., Inc. as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KAUFMAN, ROSSIN & CO.C P.A.
April 7, 2015
Miami, Florida

To the Board of Directors
John Keeler & Co., Inc. d/b/a Blue Star Food Products
Miami, FL

We have audited the accompanying consolidated balance sheet of John Keeler & Co., Inc. d/b/a Blue Star Food Products and its variable interest entity (collectively, the “Company”) as of December 31, 2014 and the related consolidated statements of operations and comprehensive income (loss), stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Keeler & Co., Inc. d/b/a Blue Star Food Products and its variable interest entity as of December 31, 2014 and the results of their consolidated operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ MaloneBailey, LLP
www.malone-bailey.com
Houston, Texas
April 7, 2015

John Keeler & Co., Inc. D/B/A Blue Star Foods
Consolidated Balance Sheets
December 31, 2014 and 2013

	2014	2013
ASSETS

CURRENT ASSETS
Cash (including VIE $44,423 and $0, respectively)	$155,667	$133,054
Accounts receivable, net (including VIE $28,639 and $0, respectively)	4,807,741	3,722,878
Inventory, net (including VIE $143,153 and $0, respectively)	15,749,436	10,155,793
Advances to related party	922,184	627,146
Other current assets (including VIE $3,418 and $0, respectively)	151,843	262,260
Total current assets	21,786,871	14,901,131

FIXED ASSETS, net	225,089	57,761

OTHER ASSETS	192,753	420,972

TOTAL ASSETS	$22,204,713	$15,379,864

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable and accruals (including VIE $73,718 and $0, respectively)	$3,499,605	$2,549,450
Working capital line of credit	13,819,054	9,164,671
Current maturities of long-term debt	29,559	-
Stockholder notes payable - Unsubordinated	434,565	-
Stockholder notes payable - Subordinated	2,410,136	2,410,136
Total current liabilities	20,192,919	14,124,257

LONG -TERM DEBT	133,251	-

TOTAL LIABILITIES	20,326,170	14,124,257

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
John Keeler & Co. stockholder's equity:
Common stock, $1.00 par value 500 shares authorized, issued and Outstanding	500	500
Additional paid-in capital	559,257	559,257
Retained earnings	1,626,358	695,850
Total John Keeler & Co. stockholder's equity	2,186,115	1,255,607

Non-controlling interest	(339,012)	-
Accumulated other comprehensive income (VIE)	31,440	-
Total VIE's equity	(307,572)	-

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$22,204,713	$15,379,864

The accompanying notes are an integral part of these financial statements

John Keeler & Co., Inc. D/B/A Blue Star Foods
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

REVENUE, NET	$49,246,767	$35,868,505

COST OF REVENUE (including $14,930,000 and $8,334,000, respectively, purchased from related party)	42,333,091	30,620,593

GROSS PROFIT	6,913,676	5,247,912

COMMISSIONS	322,583	318,426
SALARIES & WAGES	1,916,530	1,648,322
OTHER OPERATING EXPENSES	2,476,680	1,983,860

INCOME (LOSS) FROM OPERATIONS	2,197,883	1,297,304

INTEREST EXPENSE	(809,699)	(649,083)

NET INCOME	1,388,184	648,221

LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(109,024)	-

NET INCOME ATTRIBUTABLE TO JOHN KEELER & CO.	$1,497,208	$648,221

COMPREHENSIVE INCOME (LOSS):

TRANSLATION ADJUSTMENT ATTRIBUTABLE TO NON-CONTROLLING INTEREST	31,440	-

COMPREHENSIVE LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$(77,584)	$-

COMPREHENSIVE INCOME ATTRIBUTABLE TO JOHN KEELER & CO.	$1,497,208	$648,221

PRO FORMA DATA (UNAUDITED):
PRO FORMA INCOME TAX EXPENSE	586,382	285,033

PRO FORMA NET INCOME ATTRIBUTABLE TO JOHN KEELER & CO.	$910,826	$363,188

PRO FORMA COMPREHENSIVE INCOME ATTRIBUTABLE TO JOHN KEELER & CO.	$910,826	$363,188

The accompanying notes are an integral part of these financial statements

John Keeler & Co., Inc. D/B/A Blue Star Foods
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	Common Stock $1.00 par value
	Shares	Amount	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Non-Controlling Interest	Total Stockholders Equity

December 31, 2012	500	$500	$559,257	$47,629	$-	$607,386

Net income	-	-	-	648,221	-	648,221

December 31, 2013	500	500	559,257	695,850	-	1,255,607

Net income (loss)	-	-	-	1,497,208	(109,024)	1,388,184

Consolidation of Strike the Gold Foods, Ltd.	-	-	-	-	(229,988)	(229,988)

Comprehensive income	-	-	-	-	31,440	31,440

Distributions	-	-	-	(566,700)	-	(566,700)

December 31, 2014	500	$500	$559,257	$1,626,358	$(307,572)	$1,878,543

The accompanying notes are an integral part of these financial statements

John Keeler & Co., Inc. D/B/A Blue Star Foods
Consolidated Statements of Cash Flows
For The Years Ended December 31, 2014 and 2014

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)	$1,388,184	$648,221
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation of fixed assets	32,160	66,039
Amortization of intangible assets	5,953	-
Amortization of loan costs	54,468	-
Bad debt expense	-	61,836
Allowance for inventory obsolescence	185,916	-
Expense reduction offset against stockholder notes payable	(75,389)	-
Changes in operating assets and liabilities:
Receivables	(1,069,341)	(409,453)
Inventories	(5,711,905)	(226,310)
Advances to affiliated supplier	(295,038)	(363,336)
Other current assets	126,826	497
Other assets	199,264	(158,845)
Accounts payable and accruals	603,373	(140,411)
Net cash used for operating activities	(4,555,529)	(521,762)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash from consolidation of Strike the Gold Foods, Ltd.	17,208	-
Purchases of fixed assets	(34,288)	(11,403)
Net cash used in investing activities	(17,080)	(11,403)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from working capital lines of credit, net	4,654,383	346,441
Principal payments of long-term debt	(2,389)	(92,000)
Proceeds from stockholder notes payable - Subordinated	-	516,834
Stockholder distributions	(56,746)	-
Loan costs	(31,466)	(130,325)
Net cash provided by financing activities	4,563,782	640,950

Effect of exchange rate changes on cash	31,440	-

NET INCREASE IN CASH	22,613	107,785

CASH, BEGINNING OF PERIOD	133,054	25,269

CASH - END OF PERIOD	$155,667	$133,054

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$809,699	$635,576

Supplemental Disclosure of Non-Cash Activities
Purchases of fixed assets financed with long-term debt	$165,199	$-
Stockholder loan issued for dividends to be paid	$509,954	$-
Consolidation of Strike the Gold Foods Ltd.	$247,196	$-

The accompanying notes are an integral part of these financial statements

Notes to Financial Statements

Note 1.                    Company Overview

Located in Miami, Florida, John Keeler & Co., Inc. (the “Company”) d/b/a Blue Star Foods has been in business for approximately twenty years.  The Company was formed under the laws of the State of Florida.  The primary focus of the Company and current source of revenue is importing blue and red swimming crab meat primarily from Indonesia, Philippines and China and distributing it in the United States of America, Canada and Europe under several brand names such as Blue Star, Seassentials, Oceanica, Pacifika and Harbor Banks.

Note 2.                    Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its variable interest entity for which the Company is the primary beneficiary.  All intercompany balances and transactions have been eliminated in consolidation.

Variable Interest Entity

Under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 810, Consolidation, when a reporting entity is the primary beneficiary of an entity that is a variable interest entity (“VIE”), as defined in ASC 810, the VIE must be consolidated into the financial statements of the reporting entity.  The determination of which owner is the primary beneficiary of a VIE requires management to make significant estimates and judgments about the rights, obligations, and economic interests of each interest holder in the VIE.

The Company evaluates its interests in VIE’s on an ongoing basis and consolidates any VIE in which it has a controlling financial interest and is deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact its economic performance; and (ii) the obligation to absorb losses of the VIE that could potentially be significant to it or the right to receive benefits from the VIE that could be significant to the VIE.

Effective April 1, 2014, the Company’s stockholder was transferred the controlling interest of Strike the Gold Foods, Ltd. (“Strike”), a related party entity which holds the Company’s inventory on consignment in United Kingdom (see Note 3).  The Company evaluated its interest in Strike and determined that Strike is a VIE due to the Company’s implicit interest in Strike and the fact that Strike and the Company were under common control after the transfer of the controlling interest.  Moreover, the Company determined that it is the primary beneficiary of Strike due to the fact that the Company had both the power to direct the activities that most significantly impact Strike and the obligation to absorb losses or the right to receive benefits from Strike.  Therefore, the Company consolidated Strike in its December 31, 2014 financial statements.

Strike’s activities reflected in the Company’s financial statements are from April 1, 2014, the effective date of the controlling interest transfer, through December 31, 2014.  Strike’s equity is classified as non-controlling interest in the Company’s financial statements since the Company is not a shareholder of Strike.  Strike was not a VIE of the Company and the Company was not the primary beneficiary of Strike prior to the controlling interest transfer. As such, the Company did not consolidate Strike in its December 31, 2013 financial statements.

The Company also evaluated its interest with two related party entities that are under common control with the Company, Bacolod Blue Star Export Corp. (“Bacolod”) and John Keeler Real Estate Holding (“JK Real Estate”), in light of ASC 810.  The Company purchased inventory from Bacolod, an exporter of pasteurized crab meat out of the Philippines.  The Company leases its office and warehouse facility from JK Real Estate, a landlord that is a related party through common family beneficial ownership (see Note 7).

The Company determined that Bacolod is not a VIE as it does not meet the criteria to be considered a VIE per ASC 810.  The Company does not directly or indirectly absorb any variability of Bacolod. The relationship between the Company and Bacolod is strictly a supplier/customer relationship (see Advances to Suppliers and Related Party accounting policy).  Moreover, Bacolod has other customers besides the Company.  Even if the Company is no longer Bacolod’s customer, Bacolod would be able to sustain its operations from selling its inventory to its other customers.  As the Company concluded that Bacolod is not VIE and the Company is not deemed its primary beneficiary, Bacolod is not consolidated with the Company’s financial statements.

The Company determined that JK Real Estate is a VIE due the fact that the Company guarantees the mortgage on the facility rented from JK Real Estate. Therefore, JK Real Estate’s equity at risk is not deemed sufficient to permit JK Real Estate to finance its activities without subordinated financial support.  Moreover, the activities of JK Real Estate are substantially conducted on behalf of the Company’s stockholder.  The Company concluded that it not the primary beneficiary of JK Real Estate since the Company does not have the power to direct the activities that most significantly impact JK Real Estate. Therefore, JK Real Estate is not consolidated with the Company’s financial statements.

Cash and Cash Equivalents

The Company maintains cash balances with financial institutions in excess of Federal Deposit Insurance Company (“FDIC”) insured limits.  The Company has not experienced any losses on such accounts and believes it does not have a significant exposure.

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable consist of unsecured obligations due from customers under normal trade terms, usually net 30 days.  The Company grants credit to its customers based on the Company’s evaluation of a particular customer’s credit worthiness.  Allowances for doubtful accounts are maintained for potential credit losses based on the age of the accounts receivable and the results of the Company’s periodic credit evaluations of its customers’ financial condition. Receivables are written off as uncollectible and deducted from the allowance for doubtful accounts after collection efforts have been deemed to be unsuccessful.  Subsequent recoveries are netted against the provision for doubtful accounts expense.  The Company generally does not charge interest on receivables.

Receivables are net of estimated allowances for doubtful accounts and sales return and allowances.  They are stated at estimated net realizable value.  As of December 31, 2014 and 2013, the Company recorded sales return and allowances of approximately $195,000 and $468,000, respectively. There was no allowance recorded during the years ended December 31, 2014 and 2013.

Inventories

Substantially all of the Company’s inventory consists of packaged crab meat located at the Company’s warehouse facility as well as public cold storage facilities and merchandise in transit from suppliers.  The cost of inventory is primarily determined using the specific identification method.  Inventory is valued at the lower of cost or market, using the first-in, first-out method.

Merchandise is purchased cost and freight (“CFR”) shipping point and becomes the Company’s asset and liability upon leaving the suppliers’ warehouse.  The Company had in-transit inventory of approximately $6,612,000 and $6,035,000 as of December 31, 2014 and December 31, 2013, respectively.

The Company periodically reviews the value of items in inventory and records an allowance to reduce the carrying value of inventory to the lower of cost or market based on its assessment of market conditions, inventory turnover and current stock levels. Inventory write-downs are charged to cost of goods sold.  The Company recorded an inventory allowance of approximately $193,000 and $7,000 for the years ended December 31, 2014 and 2013.

Advances to Suppliers and Related Party

In the normal course of business, the Company advances payments to its suppliers, inclusive of Bacolod, a related party.  These advances are in the form of prepayments for products that will ship within a short window of time.  In the event that it becomes necessary for the Company to return products or adjust for quality issues, the Company is issued a credit by the vendor in the normal course of business and these credits are also reflected against future shipments.  As of December 31, 2014 and 2013, the balance due from the related party for future shipments was approximately $922,000 and $627,000, respectively. These balances represent approximately two weeks of purchases from the supplier.

Fixed Assets

Fixed assets are stated at cost less accumulated depreciation and are being depreciated using the straight-line method over the estimated useful life of the asset as follows:

Furniture and fixtures	7 to 10 years
Computer equipment	5 years
Warehouse and refrigeration equipment	10 years
Leasehold improvements	7 years
Automobile	5 years
Trade show booth	7 years

Leasehold improvements are amortized using the straight-line method over the shorter of the expected life of the improvement or the remaining lease term.

The Company capitalizes expenditures for major improvements and additions and expenses those items which do not improve or extend the useful life of the fixed assets.

The Company reviews fixed assets for recoverability if events or changes in circumstances indicate the assets may be impaired.  At December 31, 2014 and 2013, the Company believes the carrying values of its long-lived assets are recoverable and as such, the Company did not record any impairment.

Other Comprehensive Income

The Company reports its comprehensive income in accordance with ASC 220, Comprehensive Income, which establishes standards for reporting and presenting comprehensive income and its components in a full set of financial statements. Other comprehensive income consists of net income (loss) and cumulative foreign currency translation adjustments.

Foreign Currency Translation

The Company’s functional and reporting currency is the U.S. Dollars. The assets and liabilities held by the Company’s VIE have a functional currency other than the U.S. Dollar.  They are translated into U.S. Dollars at exchange rates in effect at the end of each reporting period.  The VIE’s revenue and expenses are translated into U.S. Dollars at the average rates that prevailed during the period.  The resulting net translation gains and losses are reported as foreign currency translation adjustments in stockholders’ equity as a component of comprehensive income.  The Company recorded foreign currency translation adjustment of approximately $31,000 during the year ended December 31, 2014.  There were no foreign currency translation adjustment recorded during for the year ended December 31, 2013.

Revenue Recognition

The Company recognizes revenue when the products are shipped, the risks of ownership transfer to the customer and collectability is reasonably assured.  Revenue is stated net of sales returns and allowances.  Provision for sales return is estimated based on the Company’s historical return experience.

The Company offers sales discounts and promotions to its customers in various forms. These incentives are accounted for as a reduction of revenue when they are characterized as cash consideration, in accordance with ASC 605, Revenue Recognition.  Otherwise, the incentives are expensed.

Revenue is inclusive of shipping and handling fees and all related costs of shipping and handling related to sales to customers are categorized as cost of revenue.

Advertising

The Company expenses the costs of advertising as incurred.  Advertising expenses which are included in Other Operating Expenses were approximately $97,000 and $134,000, for the years ended December 31, 2014 and 2013, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Customer Concentration

The Company had two customers which accounted for approximately 44% and 42%, of revenue during the years ended December 31, 2014 and 2013, respectively.  Outstanding receivables from these customers accounted for approximately 37% of the total accounts receivable as of December 31, 2014 and 2013.  The loss of any major customer could have a material adverse impact on the Company’s results of operations, cash flows and financial position.

Supplier Concentration

The Company had four suppliers which accounted for approximately 79% and 69% of the Company’s total purchases, during the years ended December 31, 2014 and 2013, respectively.  These suppliers included Bacolod, a related party, which accounted for approximately 31% and 26% of the Company’s total purchases, during the years ended December 31, 2014 and 2013, respectively.

These four suppliers are located in two countries, Indonesia and Philippines, which accounted for approximately 88% and 79% of the Company’s total purchases during the years ended December 31, 2014 and 2013, respectively.  The loss of any major supplier could have a material adverse impact on the Company’s results of operations, cash flows and financial position.

Fair Value of Financial Instruments

Our financial instruments include cash, accounts receivable, accounts payable, accrued expenses, and debt obligations. We believe the carrying values of our financial instruments approximate their fair values because they are short term in nature or payable on demand.

Reclassifications

Certain amounts in prior year have been reclassified to conform to the current year presentation.

Income Taxes

The Company, with the consent of its stockholder, has elected to be taxed under the S Corporation provisions of the Internal Revenue Code.  Under these provisions, taxable income or loss of the Company is reflected on the stockholder's individual income tax return.

The Company assesses its tax positions in accordance with ASC 740, Income Taxes, which provides guidance for financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in a tax return for open tax years (generally a period of three years from the later of each return's due date or the date filed), that remain subject to examination by the Company's major tax jurisdictions.  The Company's tax returns for 2011 through 2014 remain subject to examination by the Internal Revenue Service.

Tax positions are evaluated in a two-step process. The Company first determines whether it is more likely than not that a tax position will be sustained upon examination.  If a tax position meets the more-likely-than-not recognition threshold, it is then measured to determine the amount of benefit to recognize in the financial statements.  The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.  Interest and penalties related to uncertain tax positions, if any, are classified as a component of income tax expense.

The Company believes that it does not have any significant uncertain tax positions requiring recognition or measurement in the accompanying financial statements.

For the years ended December 31, 2013 and 2014, a pro forma income tax provision has been disclosed as if the Company was a C corporation and thus was subject to U.S. federal and state income taxes. The Company computed pro forma tax expense using an effective rate of 39.17% and 43.98% as of December 31, 2014 and 2013, respectively. The pro forma provision for income taxes excludes information related to the Company's VIE.

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, “Revenue from Contracts with Customers.”  ASU No. 2014-09 requires entities to recognize revenue through the application of a five-step model, which includes identification of the contract, identification of the performance obligations, determination of the transaction price, allocation of the transaction price to the performance obligation and recognition of revenue as the entity satisfies the performance obligations.  Entities have the option of using either a full retrospective or a modified approach to adopt the guidance.  ASU No. 2014-09 is effective for fiscal years, and interim reporting periods within those years, beginning after December 15, 2016.  Early adoption is not permitted.  The Company is currently evaluating the guidance to determine the potential impact of adopting ASU No. 2014-09 on its results of operations, cash flows and financial position.

In August 2014, the FASB issued ASU No. 2014-15, "Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern".  ASU No, 2014-15 is intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures.  The amendments in this ASU are effective for reporting periods beginning after December 15, 2016, with early adoption permitted.  The adoption of ASU No. 2014-15 is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.  The Company is currently assessing the impact the adoption of ASU No. 2014-15 will have on its disclosures and results of operations, cash flows and financial position.

There are no other recently issued accounting pronouncements not yet adopted that the Company expects to have a material effect on the presentation or disclosure of its future consolidated operating results, cash flows or financial position.

Note 3.                         Consolidation of Variable Interest Entities

Effective April 1, 2014, the Company’s stockholder was transferred the controlling interest of Strike (see Note 2).  The Company concluded that Strike is a VIE and the Company is the primary beneficiary of Strike, in accordance with ASC 810, Consolidation.  Therefore, the Company consolidated Strike in its December 31, 2014 financial statements.  Strike’s activities reflected in the Company’s financial statements are from April 1, 2014, the effective date of the controlling interest transfer, through December 31, 2014.  Strike’s equity is classified as non-controlling interest in the Company’s financial statements since the Company is not a shareholder of Strike.

Strike was not a VIE of the Company and the Company was not the primary beneficiary of Strike prior to the effective date of the controlling interest transfer of April 1, 2014.  As such, the Company did not consolidate Strike in its December 31, 2013 financial statements.

The information below represents the assets, liabilities and non-controlling interest related to Strike as of December 31, 2014 and April 1, 2014, the effective date Strike became a VIE and the Company determined that it is the primary beneficiary of Strike.

December 31, 2014

Assets	$219,633
Liabilities	73,718
Non-controlling interest	339,012

April 1, 2014
Assets (include cash of $17,208)	$116,793
Liabilities	346,782
Non-controlling interest	229,988

Note 4.                                Fixed Assets

Fixed assets comprised the following at December 31:

	2014	2013

Furniture and fixtures	$108,793	$108,706
Computer equipment	282,472	279,501
Warehouse and refrigeration equipment	627,455	607,667
Leasehold improvements	41,671	41,671
Automobile	174,621	-
Trade show booth	212,318	212,318
	1,447,330	1,249,863
Less: Accumulated depreciation and
amortization	(1,222,241)	(1,192,102)
Total	$225,089	$57,761

For the years ended December 31, 2014 and 2013, depreciation and amortization expense of fixed assets totaled approximately $32,000 and $39,000, respectively.

Note 5.                                Stockholder Notes Payable

The Company had unsecured promissory notes outstanding to its stockholder of approximately $2,410,000 as of December 31, 2014 and 2013.  These notes are payable on demand and bear an annual interest rate of 6%.  These notes are subordinated to AloStar Bank of Commerce (“AloStar”) as a stipulation to the working capital line of credit.  Principle payments can be made under certain criteria as set by the subordination agreement.  However, no principal payments were made during the years ended December 31, 2014 or 2013.

Interest expense for the stockholder notes totaled approximately $145,000 and $127,000 for the years ending December 31, 2014 and 2013, respectively.

In December 2014, the Company issued an unsubordinated note to the stockholder for distributions related to the tax liability to the stockholder for the Company’s net income generated during the year ended December 31, 2014.  The total distributions related to the tax liability were approximately $566,000 for the year ended December 31, 2014, of which approximately $56,000 was paid in cash directly by the Company and $75,000 was paid from a litigation settlement.  The unsubordinated note was issued for the remaining amount that will be distributed in 2015.  This note is unsecured and bears no interest. It is to be paid in full by October 2015. The amount outstanding under this note as of December 31, 2014 was approximately $435,000.

Note 6.                                Debt

Working Capital Lines of Credit

The Company entered into a $10,000,000 revolving line of credit with AloStar in July 2013. The AloStar line of credit bears an interest rate equal to the Daily LIBOR rate plus 4.50% or a Base Rate (Prime) plus 1.75%, with a floor interest rate of 5.50% (5.50% at December 31, 2014 and 2013).  This line of credit matures on December 31, 2017 but is subject to early termination by the lender upon defined event of default.

This facility was amended in March 2014 to increase the line of credit to $13,500,000, and subsequently amended in January 2015 to increase the line of credit to $20,000,000. The January 2015 amendment also extended the term of the facility through December 31, 2017.  The Company continues to be obligated to meet certain financial covenants.

The AloStar line of credit agreement is subject to the following terms:
•	Borrowing is based on up to 85% of eligible accounts receivable plus the net orderly liquidation value of eligible inventory at the same rate, subject to certain defined limitations.
•	The line is collateralized by substantially all the assets and property of the Company and is personally guaranteed by the stockholder of the Company.
•	The Company is restricted to specified distribution payments, use of funds, and is required to comply with certain other covenants including certain financial ratios.
•	All cash received by the Company is applied against the outstanding loan balance.
•	A subjective acceleration clause allows AloStar to call the note upon a material adverse change.

As of December 31, 2014 and 2013, the AloStar line of credit had an outstanding balance of approximately $13,819,000 and $9,342,000, respectively, inclusive of outstanding letters of credit of $177,000 at December 31, 2013.  There were no outstanding letters of credit at December 31, 2014.

The Company had a $10,500,000 revolving line of credit with US Century Bank which bore an interest rate equal to the Prime Rate of Interest (“Prime”) plus three quarters, with a floor interest rate of 6.75%.  This line of credit was closed after it was paid in full in July 2013.

The Company amortizes loan costs on a straight-line basis, which approximates the interest method over the term of the credit facility.  The Company had loan costs associated with the working capital lines of credit of approximately $91,000 and $114,000, net of approximately $71,000 and $17,000 of accumulated amortization as of December 31, 2014 and 2013, respectively.  The Company recorded amortization expense of approximately $54,000 and $17,000 during the years ended December 31, 2014 and 2013, respectively.

Long-Term Debt

As of December 31, 2014, long-term debt consisted of a note payable outstanding with Mercedes-Benz Financial Services (“MB Financial”). The Company entered into a loan agreement with MB Financial on November 30, 2014 to finance the purchase of an automobile. The loan bears interest at 5.56% per annum and requires monthly installment of approximately $3,000, inclusive of interest. The loan matures on November 30, 2019. As of December 31, 2014, there was approximately $163,000 outstanding under this loan.

The Company had a note payable with Regions Bank secured by a mortgage on the refrigeration equipment.  The note was payable in monthly installments of approximately $3,000, inclusive of interest at Prime plus 1.25%.  This note was satisfied in full with the refinancing of the working capital line of credit in July 2013.

At December 31, 2014, scheduled principal payments related to long-term debt are as follows:

2015	$30,000
2016	31,000
2017	33,000
2018	35,000
2019	34,000
Thereafter	-
163,000

Interest expense for third party debt totaled approximately $665,000 and $522,000 for the years ended December 31, 2014 and 2013, respectively.

Note 7.                                Commitment

The Company leases its office and warehouse facility from JK Real Estate, a related party through common family beneficial ownership (see Note 2).  The lease has a 20 year term, expiring in July 2021.  The Company is a guarantor of the mortgage on the facility which had a balance of approximately $1,457,000 at December 31, 2014; the Company’s maximum exposure.  The Company deems that rental income on this lease is sufficient to cover the loan payments under this mortgage. Therefore, the Company did not record any liability related to the mortgage in the consolidated financial statements as the Company does not believe it will be called upon to perform under this guarantee, in accordance with ASC 460, Guarantees.

At December 31, 2014, future minimum lease payments under operating lease agreements are as follows:

2015	$203,000
2016	203,000
2017	203,000
2018	203,000
2019	203,000
Thereafter	305,000
$1,320,000

Rental and equipment lease expenses amounted to approximately $216,000 and $217,000 for the years ended December 31, 2014 and 2013, respectively.

Note 8.                                Contingency

As a result of a dispute with a former supplier of which the stockholder of the Company owned a minority interest, a court in Thailand rendered a judgment against the Company in 2009 for approximately $250,000 plus court fees and interest at 5% until satisfaction of the judgment.  It is the Company’s opinion that the stockholder was the responsible party in the dispute and not the Company.  The Company has not paid or recorded any provision for this matter as the Company has no footprint in Thailand, nor has any plans to acquire or place assets in Thailand, therefore, there is nothing that could be subject to this judgment.

The Company has been informed that it may be the party of a lawsuit threatened to be filed by an insurance company in the amount of $50,000 involving an alleged violation of the laws enforced by U.S. Customs and Border Protection.  The Company has provided all necessary information to the insurance company, as well as the Company’s attorney to show that there was no violation.  The Company has not established a reserve as it believes the information provided will prove that there is no liability for the Company, and the lawsuit has yet to be filed.

Note 9.                                Employee Benefit Plan

The Company provides and sponsors a 401(k) plan for its employees. For the years ended December 31, 2013 and 2014, no contributions were made to the plan by the Company.

Note 10.                                Subsequent Events

Effective January 1, 2015, the Company entered into a Purchase Agreement to begin acquiring, at cost, the inventory on hand of Sigma USA, Inc. (“Sigma”), subject to numerous conditions including but not limited to the option to reject any or all inventory delivered that does not receive FDA release, adhere to the Company’s quality standards/grades and packaging requirements.  The Company has also agreed to accept and purchase certain inventory that was in-transit at the time it entered into the purchase agreement to be received during the first quarter of 2015.  The Company purchased approximately $2,520,000 of inventory in various cold storages in the U.S. and approximately $1,930,000 of in-transit inventory during the first quarter.  The payment terms for the finished goods are 50% within 30 days, 10% at the end of the second, third and fourth 30 day periods, and then 5% per month until the balance is paid.

The Company has made temporary employment offers to three of Sigma’s employees, which have been accepted.  These same employees will continue to work for Sigma managing collections from prior Accounts Receivable, none of the proceeds are to be received by the Company.   Should these employees prove it be a positive benefit, it is possible that permanent employment may be offered.

To facilitate receiving the inventory, inspection and approval, (as a condition to purchase), the Company has agreed to pay the monthly payments for the lease of Sigma’s offices in St. Petersburg, Florida.

On February 20, 2015, the Company executed an agreement with Bridgetech Holdings International Inc. (“Bridgetech”) (the "Merger Agreement"), whereby pursuant to the terms and conditions of that Merger Agreement, shareholders of the Company would acquire shares of Bridgetech common stock in exchange for all the shares of common stock of the Company, such that whereby the Company would become a wholly owned subsidiary of Bridgetech.  The closing of the transactions in the Merger Agreement is contingent upon satisfaction of closing conditions listed in the Merger Agreement.

The Company evaluated its December 31, 2014 financial statements for subsequent events through April 7, 2015, the date the financial statements were available to be issued.  The Company is not aware of any other subsequent events which would require recognition or disclosure in the financial statements.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined consolidated financial statements give effect to the Merger Agreement between Bridgetech Holdings International, Inc., a Delaware corporation (“Bridgetech” or the “Company”) and John Keeler & Co., Inc. Immediately after the merger consummation, the Company plans to change its name to Global Seafood Holdings Corporation.

As of December 31, 2014, Bridgetech had 100,000,000 and 10,000,000 shares of common stock and preferred stock authorized, respectively, of which 97,937,044 and 100,000 were issued and outstanding, respectively. On February 22, 2015, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 500:1 Reverse Stock Split (“Reverse Stock Split”). Under this Reverse Stock Split, each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock (leaving 195,874 common shares) and each 500 shares of our Preferred Stock will be automatically converted into 1 share of Preferred Stock (leaving 200 preferred shares). Pursuant to the terms and conditions of the Merger Agreement, John Keeler & Co., Inc. will acquire 2,000,000 shares of Bridgetech’s common stock in exchange for all shares of common stock of John Keeler & Co., Inc. Of the then outstanding shares (2,195,874), 2,000,000 shares will be owned by John Keeler & Co., Inc., and the remaining 195,874 shares of common stock and 200 shares of preferred stock will be held by the existing Bridgetech’s shareholders.

The merger will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, the holders of John Keeler & Co., Inc.’s stock will have effective control of Bridgetech. In addition, John Keeler & Co., Inc. will have control of the combined entity through control of the Board by designating all board seats to be held by the existing board of Bridgetech. Additionally, all of John Keeler & Co., Inc.’s officers and senior executive positions will continue on as management of the combined entity after consummation of the merger. For accounting purposes, John Keeler & Co., Inc. will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Bridgetech. Accordingly, John Keeler & Co., Inc.’s assets, liabilities and results of operations will become the historical financial statements of the registrant, and John Keeler & Co., Inc.’s assets, liabilities and results of operations will be consolidated with Bridgetech effective as of the date of the closing of the merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The unaudited pro forma combined consolidated balance sheet as of December 31, 2014 as well as the unaudited combined consolidated statement of operations for the year ended December 31, 2014, presented herein, gives effect to the merger as if the transaction had occurred at the beginning of such period and includes certain adjustments within the Stockholder’s (Deficit) Equity section that are directly attributable to the transaction.

The unaudited pro forma combined consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had John Keeler & Co., Inc. and Bridgetech been a combined company during the specified periods. The unaudited pro forma combined consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of John Keeler & Co., Inc. included herein, and the historical financial statements of Bridgetech included in its Annual Report on Form 10-K for the year ended December 31, 2014.

Bridgetech Holdings International, Inc.
Pro Forma Combined Consolidated Balance Sheet
December 31, 2014

	Bridgetech (Historical)	John Keeler & Co. Consolidated (a)	Adjustments Reference	Pro Forma Adjustments	Pro Forma Combined and Consolidated
ASSETS

CURRENT ASSETS
Cash (including VIE $44,423 and $0, respectively)	$30,004	$155,667		$-	$185,671
Accounts receivable, net (including VIE $28,639 and $0, respectively)	-	4,807,741		-	4,807,741
Inventory, net (including VIE $143,153 and $0, respectively)	-	15,749,436		-	15,749,436
Advances to related party	-	922,184		-	922,184
Other current assets (including VIE $3,418 and $0, respectively)	-	151,843		-	151,843
Total current assets	30,004	21,786,871		-	21,816,875

FIXED ASSETS, net	-	225,089		-	225,089

OTHER ASSETS	-	192,753		-	192,753

TOTAL ASSETS	$30,004	$22,204,713		$-	$22,234,717

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accrued interest	$25,198	$-		$-	$25,198
Accrued interest - related party	36,578	-		-	36,578
Accounts payable and other accruals (including $73,718 - VIE)	-	3,499,605		-	3,499,605
Current maturities of long-term debt	-	29,559		-	29,559
Notes payable - related party	50,000	2,844,701		-	2,894,701
Convertible notes payable	53,000	-		-	53,000
Revolving line of credit	-	13,819,054		-	13,819,054
Revolving line of credit - related party	344,932	-		-	344,932
Total current liabilities	509,708	20,192,919		-	20,702,627

LONG -TERM DEBT	-	133,251		-	133,251

TOTAL LIABILITIES	509,708	20,326,170		-	20,835,878

COMMITMENTS AND CONTINGENCIES	$-	$-		$-	$-

STOCKHOLDER'S (DEFICIT) EQUITY
Stockholder's (deficit) equity:
Preferred stock	$200	$-	A	(200)	$-
Common Stock	97,937	500	B, C, D	(96,241)	$2,196
Additional paid-in capital	51,551,601	559,257	A, B, C, E, F	(50,406,643)	1,704,215
Retained earnings	(52,129,442)	1,626,358	E, F	50,503,084	-
Total stockholder's (deficit) equity	(479,704)	2,186,115		(0)	1,706,411

Non-controlling interest	-	(339,012)		-	(339,012)
Accumulated other comprehensive income (VIE)	-	31,440		-	31,440
Total VIE's equity	-	(307,572)		-	(307,572)

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$30,004	$22,204,713		(0)	$22,234,717

See Notes and Assumptions to Unaudited Pro Forma Combined Financial Statements.

(a) Certain reclassifications have been made to the historical financial statements of John Keeler & Co. to conform to Bridgetech Holdings International’s presentation.

On February 22, 2015, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 500:1 reverse stock split ("Reverse Stock Split).
Under this Reverse Stock Split,
A - 500 shares of Bridgetech's preferred stock, par value $0.002, automatically converted into 1 share of preferred stock.
B - 500 shares of Bridgetech's common stock, par value $0.001, automatically converted into 1 share of common stock.
C - To convert John Keeler & Co.'s common stock to additional paid-in-capital.
D - To record John Keeler & Co., Inc.'s acquisition of 2,000,000 shares of Bridgetech’s common stock in exchange for all shares of common stock of John Keeler & Co., Inc.
E - To convert John Keeler & Co.'s retained earnings to additional paid-in-capital.
F - To convert Bridgetech's retained earnings to additional paid-in-capital.

The unaudited pro forma combined consolidated financial statements do not include any adjustment for non-recurring costs incurred or to be incurred after December 31, 2014 by both John Keeler & Co., Inc and Bridgetech to consummate the reverse merger, except as noted above. Merger costs include fees payable for legal fees and accounting fees. Such costs will be expensed as incurred.

Bridgetech Holdings International, Inc.
Pro Forma Combined Consolidated Statement of Operations
For the Year Ended December 31, 2014

	Bridgetech (Historical)	John Keeler & Co. Consolidated (a)	Adjustments Reference	Pro Forma Adjustments	Pro Forma Combined and Consolidated

REVENUE, NET	$-	$49,246,767		$-	$49,246,767

COST OF REVENUE (including $14,930,000 and $8,334,000, respectively, purchased from related party)	-	42,333,091		-	42,333,091

GROSS PROFIT	-	6,913,676		-	6,913,676

OPERATING EXPENSES
General and admistrative expenses	154,111	4,715,793		-	4,869,904

(LOSS) INCOME FROM OPERATIONS	(154,111)	2,197,883		-	2,043,772

OTHER INCOME (EXPENSE)
Gain on extinguishment of debt	1,600,303	-		-	1,600,303
Interest expense	(40,951)	(809,699)		-	(850,650)
TOTAL OTHER INCOME (EXPENSE)	1,559,352	(809,699)		-	749,653

NET INCOME	1,405,241	1,388,184		-	2,793,425

LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	-	(109,024)		-	(109,024)

NET INCOME ATTRIBUTABLE TO BRIDGETECH HOLDINGS INTERNATIONAL	$1,405,241	$1,497,208		$-	$2,902,449

PRO FORMA INCOME TAX EXPENSE	-	586,382		-	586,382

PRO FORMA NET INCOME ATTRIBUTABLE TO BRIDGETECH HOLDINGS INTERNATIONAL	$1,405,241	$910,826		$-	$2,316,067

NET INCOME PER COMMON SHARE:
Basic and Diluted	$0.01	$2,776			$1.27

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic and Diluted	97,937,044	500		(95,741,670)	2,195,874

BRIDGETECH HOLDINGS INTERNATIONAL, INC.
Employees

We currently have no employees other than our sole officer and director. We expect to use consultants, attorneys and accountants as necessary, and do not anticipate a need to engage any full-time employees except if we close the transaction underlying the Merger Agreement.

DESCRIPTION OF PROPERTY

We are currently operating from 2705 Garnet Ave Suite 2a San Diego, CA 92109.  Our office services and office space are provided without charge by the sole officer and director of our company. We do not anticipate that we will require any additional premises in the foreseeable future.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

Management's Discussion and Analysis of Financial Condition is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. When preparing our financial statements, we make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, along with the amounts of revenues and expenses during the reported period. Significant estimates include, but are not limited to, the estimated useful lives of property and equipment and website development costs. Actual results could differ from those estimates.

Results of Operations

RESULTS OF OPERATIONS

Fiscal Year Ended December 31, 2014, Compared to Fiscal Year Ended December 31, 2013

We currently have no operating activities.  As of January 1, 2009, we ceased operations of our medical imaging business and had discontinued the prior operations of Retail Pilot, Inc., MedLink International, Inc. and Clarity Imaging International, Inc.  On August 1, 2014, we formed Global Seafood AC Corporation but, to date, it has no operations.

We presently have no operations but our plan of operation is to identify and merge with a potential merger candidate/candidates to create new shareholder value and reestablish the Company going forward.

General and administrative expenses (“SG&A”) totaled $154,111 for the year ended December 31, 2014, compared to $271,763 for the year ended December 31, 2013. SG&A costs in 2014 and 2013 include the salary of our sole officer and director.

Interest Expense decreased to $40,951 for the year ended December 31, 2014 compared to $338,583 for the year ended December 31, 2013. Interest Expense in 2014 and 2013 reduced due to the reduction in debt through debt mitigation.

Gain on extinguishment of debt decreased to $1,600,303 from $8,194,406 for year ended December 31, 2014 and 2013, respectively.  The gain is from the extinguishment of debt through debt mitigation.

Liquidity and Capital Resources

We have incurred an accumulated deficit of approximately $52,129,442 as of December 31, 2014, current assets were $30,004 and current liabilities were approximately $509,708 as of December 31, 2014. We are currently in default on our convertible notes payable, and have been unable to raise the capital to pay such notes. Should the note holders call their notes, we would be unable to pay them. As of December 31, 2014, the total principal and interest arising from unpaid debt to unrelated third parties and related parties totaled approximately $509,708.

We do not presently generate any revenue to fund the planned development of our business. In order to develop our business plan, we will require funds for working capital.  We do not presently have any firm commitments for additional working capital and there are no assurances that such capital will be available to us when needed or upon terms and conditions which are acceptable to us. If we are able to secure additional working capital through the sale of equity securities, the ownership interests of our current stockholders will be diluted. If we raise additional working capital through the issuance of debt our future interest expense will increase. We are currently in default on all of our outstanding debt to unrelated third parties and have been unable to raise the capital to pay such notes. Should the debt holders call their notes, we would be unable to pay them.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the Company as a going concern.  However, the Company has a working capital deficit and has not generated revenues for the years ended December 31, 2014 and 2013. During the year ended December 31, 2014, we incurred a net income of $1,405,241 (primarily through the extinguishment of debt) and at December 31, 2014 has an accumulated deficit of $52,129,442.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.

We are dependent upon funds from private investors and the support of certain stockholders. Management is proposing to raise any necessary additional funds through loans and additional sales of its common stock. There is no assurance that we will be successful in raising additional capital. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Contractual Obligations

As a “smaller reporting company”, we are not required to provide tabular disclosure obligations.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

MARKET INFORMATION

Bridgetech common stock was traded in the over-the-counter market, and quoted in the National Association of Securities Dealers Inter-dealer Quotation System (“Electronic Bulletin Board)  www.otcmarkets.com under the symbol “BGTH.”   Bridgetech common stock ceased trading in the over-the-counter market on April 14, 2013.

At December 31, 2014, there were 97,937,044 shares of common stock of Bridgetech outstanding and there were approximately 618 shareholders of record of the Company’s common stock.

The following table sets forth for the periods indicated the high and low bid quotations for Bridgetech’s common stock when it was trading.  These quotations represent inter-dealer quotations, without adjustment for retail markup, markdown or commission and may not represent actual transactions.

Periods	High	Low
Fiscal Year 2014
First Quarter (January – March 2014)	$--	$--
Second Quarter (April – June 2014)	$--	$--
Third Quarter (July – September 2014)	$--	$--
Fourth Quarter (October – December 2014)	$--	$--
Fiscal Year 2013
First Quarter (January – March 2013)	$.01	$.01
Second Quarter (April – June 2013)	$.01	$.01
Third Quarter (July – September 2013)	$--	$--
Fourth Quarter (October – December 2013)	$--	$--

Dividends

We may never pay any dividends to our shareholders. We did not declare any dividends for the year ended December 31, 2014. Our Board of Directors does not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the Board of Directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the Board of Directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has two stock option plans: the 2001 Stock Option Plan (the “2001 Plan”) and the 2005 Stock Option Plan (the “2005 Plan”). There are currently no options outstanding under the 2001 Plan, and 5,000,000 options remain available for future issuance under the 2005 Plan. The Company does not intend to grant any more options under the 2001 Plan. The Company’s 2005 Plan, which was implemented after the reverse split, provides for the grant of options to purchase up to 5,000,000 shares of the  Company’s common stock at consideration to be determined from time-to-time by the Company’s Board of Directors. Both plans have been approved by the Company’s Board of Directors and shareholders.

A total of 5,000,000 shares were reserved for issuance from time to time under the 2005 Plan. This number would be adjusted in the event of any change in the outstanding common stock of the Company by reason of any stock dividend, stock split or similar corporate change. If an option granted under the 2005 Plan expires or otherwise terminates without having been exercised, the shares of common stock subject to such option shall be available for grant again under the 2005 Plan. In July 2007, the Company granted 4,660,000 options under the 2005 Plan. As of March 30, 2015 none of these options were still outstanding.

The 2005 Plan is administered by the Company’s Board of Directors. The Board of Directors may grant options to any employee, consultant or director of the Company or any of its subsidiaries. On the date of grant, the board of directors will determine the vesting schedule, expiration date and option exercise price for each option. The per-share exercise price of any incentive stock option, or ISO, may not be less than the fair market value of a share of the Company’s stock on the date of grant, as determined in accordance with the terms of the 2005 Plan. The per-share exercise price of any non-qualified stock option, or NSO, may not be less than 85% of the fair market value of a share of the Company’s common stock on the date of grant.  Any increase in the maximum number of shares for which options may be granted under the 2005 Plan must be approved by the Company’s shareholders.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	- 0 -	- 0 -	10,000,000
Equity compensation plans not approved by security holders	- 0 -	- 0 -	- 0 -
Total	- 0 -	- 0 -	10,000,000

Recent sales of unregistered securities

We did not sell any equity securities which were not registered under the Securities Act of 1933 during the year ended December 31, 2014

 DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding the Company’s current directors and executive officers. There are no family relationships between any of our directors or executive officers. The directors are elected annually by stockholders. Set forth below are the directors and officers of the Company.

Scott Landow	59	President and Chief Executive Officer, Director, Principal Accounting Officer

The chief executive officer and sole director and officer of the Company will hold office until additional members or officers are duly elected and qualified.  The background and principal occupations of the sole officer and director of the Company is as follows:

Scott D. Landow is our sole director, CEO and CFO since May, 2008.  In 2004, Mr. Landow co-founded the Company leveraging significant relationships in China & the U.S. to capitalize on proprietary opportunities in high growth segments of the healthcare industry.  He served as CEO and President until the completion of Q2 2005.  In July 2005 Mr. Landow founded Bond Laboratories, Inc., a publicly traded company that manufactures innovative nutritional supplements and beverages where he served as CEO until August of 2009 and remained Chairman of the board of directors until 2011.  From August 2000 through February 2005, Mr. Landow was President of Parentech Inc., an emerging medical device company for newborns and infants that he merged to become publicly traded.

Compensation of Directors

Our bylaws provide that, unless otherwise restricted by our certificate of incorporation, our Board of Directors has the authority to fix the compensation of directors. The directors may be paid their expenses, if any, related to attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as our director. Our bylaws further provide that no such payment will preclude any director from serving our company in any other capacity and receiving compensation therefore. Further, members of special or standing committees may be given compensation for attending committee meetings.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities.  Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company.  Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours.  Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities.  Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.

 Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis.  A breach of this requirement will be a breach of the fiduciary duties of the officer or director.  If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity.  However, all directors may still individually take advantage of opportunities if we should decline to do so.  Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Audit Committee Financial Expert

The Company does not have an audit committee or a compensation committee of its board of directors. In addition, the Company’s board of directors has determined that the Company does not have an audit committee financial expert serving on the board. When the Company develops its operations, it will create an audit and a compensation committee and will seek an audit committee financial expert for its board and audit committee.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company and it attached to our annual report for the fiscal year ended December 31, 2008.

Indemnification of Officers and Directors

As permitted by Delaware law and our Certificate of Incorporation provide that we will indemnify its directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct. Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the year ended December 31, 2014 and 2013 compensation awarded to, paid to, or earned by, Mr. Scott Landow, our sole Director and Chief Executive Officer, and our other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000, if any.   Scott Landow defers his entire salary and expense reimbursement

2014 and 2013 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation- ion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation- ion ($)	Total ($)
Scott Landow Chairman	2014	120,000		0	0	0	0		120,000
	2013	120,000		0	0	0	0		120,000

2014 and 2013 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott Landow	0	0	0	0	0	0	0	0	0

2014 and 2013 OPTION EXERCISES AND STOCK VESTED TABLE

		Option Awards		Stock Awards
Name	Year	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott Landow	2014	0	0	0	0
	2013	0	0	0	0

2014 and 2013 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Scott Landow		0	0	0

2014 and 2013 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Scott Landow	0	0	0	0	0

2014 and 2013 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott Landow	0	0	0	0	0	0	0

2014 and 2013 ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursements ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)
Scott Landow	2014	0	0	0	0	0	0	0
	2013	0	0	0	0	0	0	0

2014 and 2013 PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking	Financial Planning/ Legal Fees	Club Dues	Executive Relocation	Total Perquisites and Other Personal Benefits
Scott Landow	2014	0	0	0	0	0
	2013	0	0	0	0	0

2014 and 2013 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control
Scott Landow	Basic salary						-

Compensation of Directors

We currently have one director. Our current compensation policy for directors is to compensate him through options to purchase common stock or issuance of common stock as consideration for his joining our board and/or providing continued services as a director. We do not currently provide our directors with cash compensation, although we do reimburse their expenses, with exception for a chairman of the board. No additional amounts are payable to the Company’s directors for committee participation or special assignments. There are no other arrangements pursuant to which any directors was compensated during the Company’s last completed fiscal year for any service provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists stock ownership of our Common Stock, based on 97,937,044 shares of common stock issued and outstanding.  The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of two directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Owner	Title of Class	Number of Shares Owned (1)	Percentage of Class

WWFD, LLC 1350 E Flamingo Rd. #711 Las Vegas, NV 89119	Common Stock	21,250,000 (1)	22%
Small World Traders, LLC 1350 E Flamingo Rd. #711 Las Vegas, NV 89119	Common Stock	21,250,000 (2)	22%
Small World Traders, LLC 1350 E Flamingo Rd. #711 Las Vegas, NV 89119	Common Stock	18,378,141(2)	19%
Scott D Landow 777 S Hwy 101 Suite 215 Solana Beach, CA 92075	Common Stock	25,000(3)	<1%
All Officers and Directors As a Group (1 persons)	Common Stock	21,275,000	22%

(1) (2) (3)
Mr. Landow is the Manager of WWFD, LLC and indirectly is a minority beneficial owner
Small World Trader, LLC has made a revolving line of credit available to the company that currently exceeds $200,000 and has a secured lien against the assets of the Company. Michael K. Low is the Manager of and Control Person with regards to the LLC’s activities.
Excludes 100,000 shares of Series A 8% Cumulative Convertible Preferred Stock   held by Landow Revocable Trust which Mr. Landow controls.  Each share is convertible into one share of Common Stock.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $ .001, and 10,000,000 shares of preferred A stock, par value $ .002.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Voting Rights

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

SERIES A 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK, $.002
PAR VALUE

Landow Revocable Trust	100,000 (1)	100%

(1)	Each share is convertible into one share of Common Stock and for voting purposes represents 500 shares of Common Stock.

Dividends

Subject to preferences that may be applicable to any then-outstanding shares of Preferred Stock, if any, and any other restrictions, holders of Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Company’s board of directors out of legally available funds. The Company and its predecessors have not declared any dividends in the past. Further, the Company does not presently contemplate that there will be any future payment of any dividends on Common Stock.

Amendment of our Bylaws

Our bylaws may be adopted, amended or repealed by the affirmative vote of a majority of our outstanding shares. Subject to applicable law, our bylaws also may be adopted, amended or repealed by our Board of Directors.

Transfer Agent

On August 31, 2006, the Company engaged Colonial Transfer Agent to serve in the capacity of transfer agent. Their mailing address and telephone number Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, UT 84111 - Phone is (801) 355-5740.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Delaware Certificate of Incorporation, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation does not authorize cumulative voting for this matter. As of the Record Date, the Company had 597,937,044 294 voting shares issued and outstanding, consisting of 97,937,044 shares of common stock issued and outstanding and one hundred thousand (100,000) shares of Series A Cumulative Convertible Preferred Stock (with voting rights of 500,000,000 shares of common stock),   of which 561,003,141 have voted in favor of the action, which represents approximately 93.8% of the total number of Voting Shares. Pursuant to the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in a written consent, dated February 22, 2015. No consideration was paid for the consent. The consenting stockholders‘ names, affiliations with the Company and their beneficial holdings are as follows:
Name and Address of Owner	Title of Class	Number of Shares Owned (1)	Percentage of Class

WWFD, LLC 1350 E Flamingo Rd. #711 Las Vegas, NV 89119	Common Stock	21,250,000 (1)	3.6%
Small World Traders, LLC 1350 E Flamingo Rd. #711 Las Vegas, NV 89119	Common Stock	21,250,000 (2)	3.6%
Small World Traders, LLC 1350 E Flamingo Rd. #711 Las Vegas, NV 89119	Common Stock	18,378,141(2)	3%
Scott D Landow 777 S Hwy 101 Suite 215 Solana Beach, CA 92075	Common Stock Preferred Stock	25,000 500,000,000 (3)	83.6%

(1) (2) (3)
Mr. Landow is the Manager of WWFD, LLC and indirectly is a minority beneficial owner
Small World Trader, LLC has made a revolving line of credit available to the company that currently exceeds $200,000 and has a secured lien against the assets of the Company. Michael K. Low is the Manager of and Control Person with regards to the LLC’s activities.
Includes 100,000 shares of Series A 8% Cumulative Convertible Preferred Stock held by Landow Revocable Trust which Mr. Landow controls.  Each share is has 500 votes.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

This summary of the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts, and the tax treatment to particular stockholders may vary depending upon each stockholder’s particular facts and circumstances. Accordingly, each stockholder should consult with the stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Split.

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of house holding rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.  If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at Bridgetech Holdings International, Inc., 2705 Garnet Avenue, Suite 2A San Diego, California 92109.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov

 INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014
Reports in Form 8-K.

         All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

         Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this Information Statement  to the extent  that a  statement contained herein, or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein,  modifies or  supersedes  such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BRIDGETECH HOLDINGS INTERNATIONAL, INC.
By /s/ Scott Landow
Scott Landow
Chief Executive Officer
April 22, 2015